PROSPECTUS  |  FEBRUARY 28, 2025, AS REVISED MARCH 1, 2025

(Shares Offered—Exchange Ticker Symbol)

AB Large Cap Value Fund (formerly, AB Value Fund) (Class A–ABVAX; Class C–ABVCX; Advisor Class–ABVYX; Class I–ABVIX; Class Z–ABVZX)	AB Core Opportunities Fund (Class A–ADGAX; Class C–ADGCX; Advisor Class–ADGYX; Class I–ADGIX; Class Z–ADGZX)

AB Discovery Value Fund (Class A–ABASX; Class C–ABCSX; Advisor Class–ABYSX; Class I–ABSIX; Class Z–ABSZX)	AB Global Risk Allocation Fund (Class A–CABNX; Class C–CBACX; Advisor Class–CBSYX; Class I–CABIX)

AB Relative Value Fund (Class A–CABDX; Class C–CBBCX; Advisor Class–CBBYX; Class I–CBBIX; Class Z–CBBZX)	AB Small Cap Value Portfolio (Class A–SCAVX; Class C–SCCVX; Advisor Class–SCYVX)

AB Equity Income Fund (Class A–AUIAX; Class C–AUICX; Advisor Class–AUIYX; Class I–AUIIX; Class Z–AUIZX)	AB All China Equity Portfolio (Class A–ACEAX; Advisor Class–ACEYX)

AB Global Real Estate Investment Fund (Class A–AREAX; Class C–ARECX; Advisor Class–ARSYX; Class R–ARRRX; Class K–ARRKX; Class I–AEEIX)	AB Mid Cap Value Portfolio (Class Z–ABMVX)

AB International Value Fund (Class A–ABIAX; Class C–ABICX; Advisor Class–ABIYX; Class I–AIVIX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Large Cap Value Fund

(formerly, AB Value Fund)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I	Class Z
Management Fees(c)	.50%	.50%	.50%	.50%	.50%

Fee Waiver(d)	(.02)%	(.02)%	(.02)%	(.02)%	(.02)%

Net Management Fees	.48%	.48%	.48%	.48%	.48%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None	None

Other Expenses:
Transfer Agent	.04%	.05%	.04%	.12%	.02%
Other Expenses	.12%	.12%	.12%	.12%	.12%

Total Other Expenses	.16%	.17%	.16%	.24%	.14%	(e)

Total Annual Fund Operating Expenses	.89%	1.65%	.64%	.72%	.62%

Fee Waiver and/or Expense Reimbursement(f)	.00%	.00%	.00%	(.07)%	.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.89%	1.65%	.64%	.65%	.62%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Management Fees have been restated to reflect a contractual reduction in management fees effective August 1, 2024.

(d)

Effective August 1, 2024, the Adviser contractually agreed to waive .025% of its management fee from the Fund until February 28, 2026. This waiver agreement may be terminated or changed only with the consent of the Board of Trustees.

(e)	Other Expenses are estimated for Class Z shares, which commenced operations on October 1, 2024.

(f)

Restated to reflect new expense limitations, which became effective on August 1, 2024. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .90%, 1.65%, .65%,.65% and .65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares. The agreement will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Trustees. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I	Class Z
After 1 Year	$512	$268	*	$65	$66	$63
After 3 Years	$697	$520		$205	$223	$199
After 5 Years	$897	$897		$357	$394	$346

After 10 Years	$1,474	$1,752		$798	$888	$774

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests in a diversified portfolio of equity securities of large capitalization companies that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization companies. For these purposes, “large capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Value Index. While the market capitalization of companies in the Russell 1000® Value Index ranged from approximately $0.4 billion to $725.8 billion as of December 31, 2024, the Fund normally invests in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase. The Fund invests primarily in U.S. companies but also invests in non-U.S. companies.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not fully reflected in the current market price of their securities.

The Adviser’s fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000® Value Index. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Capital Gain Risk: As of the date of this Prospectus, a substantial portion of the Fund’s net asset value is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax professional about your investment in the Fund.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•

how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Fund invests.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 17.23%, 4th quarter, 2020; and Worst Quarter was down -28.11%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	10.65%	9.35%	6.34%

	Return After Taxes on Distributions	7.85%	7.32%	5.09%

	Return After Taxes on Distributions and Sale of Fund Shares	8.45%	7.07%	4.85%
Class C	Return Before Taxes	13.78%	9.47%	6.00%
Advisor Class	Return Before Taxes	15.92%	10.58%	7.07%
Class I	Return Before Taxes	15.90%	10.60%	7.11%
Class Z**	Return Before Taxes	16.06%	10.63%	7.10%
S&P 500 Index*** (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	13.10%
Russell 1000® Value Index*** (reflects no deduction for fees, expenses or taxes)		14.37%	8.68%	8.49%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Inception date for Class Z shares: October 1, 2024. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

***

The primary broad-based index used for comparison with the Fund’s performance changed from Russell 1000® Value Index to the S&P 500 Index to comply with new regulations that require the Fund’s primary benchmark to reflect the overall market in which the Fund may invest. The Fund’s previous primary benchmark, the Russell 1000® Value Index, which more closely reflects the types of securities in which the Fund invests, is the Fund’s secondary benchmark.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Cem Inal	Since 2016	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 in this Prospectus.

AB Discovery Value Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Advisor Class		Class I		Class Z
Management Fees	.75%		.75%		.75%		.75%		.75%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		None		None		None

Other Expenses:
Transfer Agent	.06%		.06%		.06%		.13%		.03%
Other Expenses(c)	.03%		.03%		.03%		.03%		.03%

Total Other Expenses	.09%		.09%		.09%		.16%		.06%

Total Annual Fund Operating Expenses	1.09%		1.84%		.84%		.91%		.81%

Fee Waiver and/or Expense Reimbursement(d)	.00%	(e)	.00%	(e)	.00%	(e)	.00%	(e)	.00%	(e)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%		1.84%		.84%		.91%		.81%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.

(d)

In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The agreement will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Trustees. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

(e)	Amount is less than .005%.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I	Class Z
After 1 Year	$531	$287	*	$86	$93	$83

After 3 Years	$757	$579		$268	$290	$259

After 5 Years	$1,000	$995		$466	$504	$450

After 10 Years	$1,697	$1,962		$1,037	$1,120	$1,002

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500® Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500® Value Index.

Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2024, the capitalization ranges of companies in the Russell 2500® Value Index ranged from approximately $8.3 million to $28.5 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund’s portfolio, the Adviser looks for companies with attractive valuation and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser’s fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-U.S. companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•

how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Fund invests.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 29.04%, 4th quarter, 2020; and Worst Quarter was down -36.61%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	4.97%	7.43%	6.72%

	Return After Taxes on Distributions	1.74%	5.42%	4.95%

	Return After Taxes on Distributions and Sale of Fund Shares	5.05%	5.51%	5.00%
Class C	Return Before Taxes	7.82%	7.54%	6.38%
Advisor Class	Return Before Taxes	9.92%	8.64%	7.46%
Class I	Return Before Taxes	9.84%	8.60%	7.45%
Class Z	Return Before Taxes	9.90%	8.68%	7.53%
S&P 500 Index** (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	13.10%
Russell 2500® Value Index** (reflects no deduction for fees, expenses or taxes)		10.98%	8.44%	7.81%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Effective July 24, 2024, the primary broad-based index used for comparison with the Fund’s performance changed from the Russell 2500® Value Index to the S&P 500 Index to comply with new regulations that require the Fund’s primary benchmark to reflect the overall market in which the Fund may invest. The Fund’s previous primary benchmark, the Russell 2500® Value Index, which more closely reflects the types of securities in which the Fund invests, is the Fund’s secondary benchmark.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James W. MacGregor	Since 2005	Senior Vice President of the Adviser

Erik A. Turenchalk	Since 2020	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 in this Prospectus.

AB Relative Value Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I	Class Z
Management Fees	.55%	.55%	.55%	.55%	.55%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None	None

Other Expenses:
Transfer Agent	.09%	.09%	.09%	.12%	.03%
Other Expenses	.04%	.04%	.04%	.04%	.04%

Total Other Expenses	.13%	.13%	.13%	.16%	.07%

Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%

Total Annual Fund Operating Expenses	.94%	1.69%	.69%	.72%	.63%

Fee Waiver and/or Expense Reimbursement(c)	(.04)%	(.04)%	(.04)%	(.07)%	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.65%	.65%	.65%	.62%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)

The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .90%, 1.65%, .65%, .65% and .65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares. In addition to that agreement, in connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. Each of the agreements will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, each of the agreements will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I	Class Z
After 1 Year	$513	$268	*	$66	$66	$63

After 3 Years	$708	$529		$217	$223	$201

After 5 Years	$919	$914		$380	$394	$350

After 10 Years	$1,527	$1,795		$855	$888	$785

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are trading at attractive valuations that have strong or improving business models. The Adviser monitors the fundamental performance of the Fund’s investments for signs of future financial success. The Adviser relies heavily upon the fundamental analysis and research of its dedicated investment team for the Fund in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies for attractive security valuation and business model characteristics. Once appropriate candidates have been identified for further analysis, the team conducts fundamental research to better understand the company’s business model. In evaluating a company for potential inclusion in the Fund, the Adviser takes into account many factors that it believes bear on the company’s ability to perform in the future, including attractive free cash flow valuations, high levels of profitability, stable-to-improving balance sheets, and management teams that are good stewards of shareholder capital.

The Adviser recognizes that the perception of “value” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Fund does not intend to concentrate in any particular sectors or industries. At any period in time, the Fund’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Capital Gain Risk: As of the date of this Prospectus, a substantial portion of the Fund’s net asset value is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax professional about your investment in the Fund.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•

how the Fund’s average annual return for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Fund invests.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 18.13%, 4th quarter, 2020; and Worst Quarter was down -26.47%, 1st quarter, 2020.

Performance Table*

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	7.91%	8.53%	8.84%

	Return After Taxes on Distributions	5.39%	6.77%	6.86%

	Return After Taxes on Distributions and Sale of Fund Shares	6.59%	6.56%	6.68%
Class C	Return Before Taxes	10.89%	8.66%	8.52%
Advisor Class	Return Before Taxes	12.98%	9.76%	9.59%
Class I	Return Before Taxes	12.92%	9.75%	9.61%
Class Z	Return Before Taxes	13.01%	9.81%	9.65%
S&P 500 Index*** (reflects no deductions for fees, expenses or taxes)		25.02%	14.53%	13.10%
Russell 1000® Value Index*** (reflects no deductions for fees, expenses or taxes)		14.37%	8.68%	8.49%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2024 by .08%.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***

Effective July 24, 2024, the primary broad-based index used for comparison with the Fund’s performance changed from the Russell 1000® Value Index to the S&P 500 Index to comply with new regulations that require the Fund’s primary benchmark to reflect the overall market in which the Fund may invest. The Fund’s previous primary benchmark, the Russell 1000® Value Index, which more closely reflects the types of securities in which the Fund invests, is the Fund’s secondary benchmark.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
John H. Fogarty	Since 2018	Senior Vice President of the Adviser

Christopher Kotowicz	Since 2023	Senior Vice President of the Adviser

Vinay Thapar	Since 2018	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB Equity Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I	Class Z
Management Fees(c)	.50%	.50%	.50%	.50%	.50%

Fee Waiver(d)	(.02)%	(.02)%	(.02)%	(.02)%	(.02)%

Net Management Fees	.48%	.48%	.48%	.48%	.48%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None	None

Other Expenses:
Transfer Agent	.06%	.07%	.07%	.12%	.02%
Other Expenses	.11%	.10%	.10%	.11%	.11%

Total Other Expenses	.17%	.17%	.17%	.23%	.13%

Total Annual Fund Operating Expenses	.90%	1.65%	.65%	.71%	.61%

Fee Waiver and/or Expense Reimbursement(e)	.00%	.00%	.00%	(.06)%	.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.65%	.65%	.65%	.61%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Management Fees have been restated to reflect a contractual reduction in management fees effective August 1, 2024.

(d)

Effective August 1, 2024, the Adviser has contractually agreed to waive .025% of its management fee from the Fund until February 28, 2026. This waiver agreement may be terminated or changed only with the consent of the Board of Directors.

(e)

Restated to reflect new expense limitations, which became effective on August 1, 2024. The Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .90%, 1.65%, .65%, .65% and .65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares. The agreement will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I	Class Z
After 1 Year	$513	$268	*	$66	$66	$62

After 3 Years	$700	$520		$208	$221	$195

After 5 Years	$902	$897		$362	$389	$340

After 10 Years	$1,486	$1,754		$810	$877	$762

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that the Adviser determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

The Adviser’s fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe drawn primarily from the S&P 500 Index. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser’s research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Capital Gain Risk: As of the date of this Prospectus, a substantial portion of the Fund’s net asset value is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax professional about your investment in the Fund.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 14.65%, 2nd quarter, 2020; and Worst Quarter was down -23.68%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	12.45%	10.00%	8.89%

	Return After Taxes on Distributions	9.92%	8.02%	7.09%

	Return After Taxes on Distributions and Sale of Fund Shares	9.23%	7.58%	6.76%
Class C	Return Before Taxes	15.55%	10.12%	8.55%
Advisor Class	Return Before Taxes	17.75%	11.24%	9.64%
Class I	Return Before Taxes	17.67%	11.17%	9.60%
Class Z	Return Before Taxes	17.81%	11.29%	9.71%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	13.10%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Cem Inal	Since 2018	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB Global Real Estate Investment Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.55%	.55%	.55%	.55%	.55%	.55%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None

Other Expenses:
Transfer Agent	.20%	.20%	.20%	.25%	.19%	.07%
Interest Expense	.01%	.01%	.01%	.01%	.01%	.01%
Other Expenses	.98%	.98%	.97%	.98%	.98%	.97%

Total Other Expenses	1.19%	1.19%	1.18%	1.24%	1.18%	1.05%

Total Annual Fund Operating Expenses	1.99%	2.74%	1.73%	2.29%	1.98%	1.60%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$618	$377	*	$176	$232	$201	$163

After 3 Years	$1,023	$850		$545	$715	$621	$505

After 5 Years	$1,452	$1,450		$939	$1,225	$1,068	$871

After 10 Years	$2,643	$2,891		$2,041	$2,626	$2,306	$1,900

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. Equity securities include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”).

The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser’s research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser’s fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 16.70%, 3rd quarter, 2024; and Worst Quarter was down -27.03%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	-2.41%	-0.89%	2.62%

	Return After Taxes on Distributions	-2.92%	-1.37%	1.54%

	Return After Taxes on Distributions and Sale of Fund Shares	-1.23%	-0.80%	1.62%
Class C	Return Before Taxes	0.05%	-0.80%	2.29%
Advisor Class	Return Before Taxes	2.12%	0.21%	3.33%
Class R	Return Before Taxes	1.58%	-0.36%	2.74%
Class K	Return Before Taxes	1.89%	-0.04%	3.05%
Class I	Return Before Taxes	2.22%	0.33%	3.43%
MSCI World Index (net)** (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)		18.67%	11.17%	9.95%
FTSE EPRA/NAREIT Developed Real Estate Index (net)*** (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)		0.94%	-1.00%	2.23%
FTSE NAREIT Equity REIT Index** (reflects no deduction for fees, expenses or taxes)		7.40%	3.05%	4.45%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index provides more information about the performance of REITs in the U.S.

***

The FTSE EPRA/NAREIT Developed Real Estate Index provides more information about the performance of REITs in global markets. Performance returns for the FTSE EPRA/NAREIT Developed Real Estate Index (net) are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Cem Inal	Since 2023	Senior Vice President of the Adviser

Philippos Philippides	Since 2023	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

At meetings of the Board of Directors held on July 30-31, 2024, the Fund’s Board of Directors (the “Board”) approved the liquidation and termination of the Fund. Effective as of August 2, 2024, the Fund has suspended sales of its shares to investors who purchase shares directly from the Fund pending the completion of the liquidation and the payment of one or more liquidating distributions to the Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Fund continues to offer its shares. The Fund expects to make its liquidating distributions on or about April 30, 2025.

In connection with the liquidation, the Board approved the waiver of CDSCs upon redemption of the Fund’s shares, effective immediately. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the Fund’s shares.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of other AB Mutual Funds, until April 28, 2025. Shareholders should be aware that the Fund will begin to convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders, although the Fund may begin to reduce or eliminate the use of derivatives prior to this time to facilitate an orderly conversion process. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB International Value Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I
Management Fees	.75%	.75%	.75%	.75%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None

Other Expenses:
Transfer Agent	.25%	.27%	.25%	.12%
Other Expenses	.50%	.50%	.50%	.50%

Total Other Expenses	.75%	.77%	.75%	.62%

Total Annual Fund Operating Expenses	1.75%	2.52%	1.50%	1.37%

Fee Waiver and/or Expense Reimbursement(c)	(.52)%	(.54)%	(.52)%	(.38)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.98%	.98%	.99%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)

The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.25%, 2.00%, 1.00% and 1.00% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class I shares. The agreement will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Trustees. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I
After 1 Year	$545	$301	*	$100	$101

After 3 Years	$904	$733		$423	$396

After 5 Years	$1,287	$1,292		$769	$714

After 10 Years	$2,359	$2,626		$1,746	$1,613

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser’s fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company’s competitive position in a global context. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed, less liquid and subject to increased potential for market manipulation, as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 24.54%, 4th quarter, 2022; and Worst Quarter was down -30.64%, 1st quarter, 2020.

Performance Table*

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	0.32%	3.05%	2.80%

	Return After Taxes on Distributions	-1.59%	2.46%	2.47%

	Return After Taxes on Distributions and Sale of Fund Shares	1.99%	2.47%	2.31%
Class C	Return Before Taxes	3.01%	3.15%	2.47%
Advisor Class	Return Before Taxes	5.01%	4.20%	3.50%
Class I	Return Before Taxes	4.98%	4.20%	3.60%
MSCI EAFE Index (net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of U.S. withholding taxes)		3.82%	4.73%	5.20%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2024 by .06%.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Avi Lavi	Since 2012	Senior Vice President of the Adviser

Justin Moreau	Since 2022	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB Core Opportunities Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I		Class Z
Management Fees	.55%	.55%	.55%	.55%		.55%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None		None

Other Expenses:
Transfer Agent	.09%	.09%	.09%	.05%		.02%
Other Expenses(c)	.28%	.28%	.28%	.28%		.28%

Total Other Expenses	.37%	.37%	.37%	.33%		.30%

Total Annual Fund Operating Expenses	1.17%	1.92%	.92%	.88%		.85%

Fee Waiver and/or Expense Reimbursement(d)	(.02)%	(.02)%	(.02)%	.00%	(e)	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.90%	.90%	.88%		.84%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90%, .90%, .90% and .90% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares. In addition to that agreement, in connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, each of the agreements will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

(e)	Amount is less than .005%.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I	Class Z
After 1 Year	$537	$293	*	$92	$90	$86

After 3 Years	$779	$601		$291	$281	$270

After 5 Years	$1,039	$1,035		$507	$488	$470

After 10 Years	$1,783	$2,047		$1,129	$1,084	$1,048

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are attractively valued and have enduring business models with strong fundamentals. The Adviser relies on a research-driven stock selection process that leverages both quantitative screening tools and fundamental research insights to make investment decisions. The team initially screens a primary research universe of largely U.S. companies for attractive security valuation and business models. Once appropriate candidates have been identified for further analysis, the team conducts fundamental research to better understand the economics of the company’s business model. In evaluating a company for potential inclusion in the Fund, the Adviser takes into account many factors that it believes bear on the company’s ability to perform in the future, including competitive advantages and fundamentals such as strong cash-flow generation, sustainable growth and strong balance sheets.

At different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges. In managing the Fund, the Adviser will not seek to have a bias either towards the style of securities typically considered growth stocks or securities typically considered value stocks.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Capital Gain Risk: As of the date of this Prospectus, a substantial portion of the Fund’s net asset value is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax professional about your investment in the Fund.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 18.58%, 2nd quarter, 2020; and Worst Quarter was down -19.63%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	17.33%	10.92%	11.18%

	Return After Taxes on Distributions	14.63%	8.65%	8.84%

	Return After Taxes on Distributions and Sale of Fund Shares	12.00%	8.25%	8.45%
Class C	Return Before Taxes	20.68%	11.06%	10.84%
Advisor Class	Return Before Taxes	22.88%	12.18%	11.95%
Class I	Return Before Taxes	22.93%	12.22%	11.98%
Class Z	Return Before Taxes	22.99%	12.25%	12.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	13.10%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Luke Pryor	Since February 2025	Senior Vice President of the Adviser

Shri Singhvi	Since February 2025	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB Global Risk Allocation Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I
Management Fees	.60%	.60%	.60%	.60%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None

Other Expenses:
Transfer Agent	.14%	.15%	.14%	.15%
Other Expenses	.41%	.41%	.41%	.41%

Total Other Expenses	.55%	.56%	.55%	.56%

Acquired Fund Fees and Expenses	.03%	.03%	.03%	.03%

Total Annual Fund Operating Expenses	1.43%	2.19%	1.18%	1.19%

Fee Waiver and/or Expense Reimbursement(c)	(.01)%	(.01)%	(.02)%	(.02)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	2.18%	1.16%	1.17%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)

In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I
After 1 Year	$563	$321	*	$118	$119

After 3 Years	$857	$684		$373	$376

After 5 Years	$1,172	$1,174		$647	$652

After 10 Years	$2,064	$2,331		$1,430	$1,441

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-sensitive—global inflation-indexed securities (including Treasury Inflation Protected Securities) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings (“S&P”), Moody’s Ratings (“Moody’s”), or Fitch Ratings (“Fitch”), or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”), which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser considers factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects to seek exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed, less liquid and subject to increased potential for market manipulation, as well as being subject to increased economic, political, regulatory or other uncertainties.

•

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 10.97%, 2nd quarter, 2020; and Worst Quarter was down -14.97%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	2.90%	4.02%	4.05%

	Return After Taxes on Distributions	-1.18%	1.57%	2.43%

	Return After Taxes on Distributions and Sale of Fund Shares	3.65%	2.37%	2.63%
Class C	Return Before Taxes	5.74%	4.13%	3.71%
Advisor Class	Return Before Taxes	7.67%	5.19%	4.76%
Class I	Return Before Taxes	7.76%	5.22%	4.83%
MSCI World Index (reflects no deduction for fees, expenses or taxes)		18.67%	11.17%	9.95%
Bloomberg Global Aggregate Bond Index** (reflects no deduction for fees, expenses or taxes)		-1.69%	-1.96%	0.15%
60% MSCI World Index/40% Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**		10.17%	5.98%	6.14%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

The information for the Bloomberg Global Aggregate Bond Index and for the composite index is presented to show how the Fund’s performance compares with the returns of indices of securities similar to those in which the Fund invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2016	Senior Vice President of the Adviser

Leon Zhu	Since 2012	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB Small Cap Value Portfolio

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.80%	.80%	.80%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None

Other Expenses:
Transfer Agent	.05%	.05%	.05%
Other Expenses(c)	.07%	.07%	.07%

Total Other Expenses	.12%	.12%	.12%

Total Annual Fund Operating Expenses	1.17%	1.92%	.92%

Fee Waiver and/or Expense Reimbursement(d)	(.01)%	.00%	.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	1.92%	.92%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.

(d)

In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The agreement will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$538	$295	*	$94

After 3 Years	$780	$603		$293

After 5 Years	$1,040	$1,037		$509

After 10 Years	$1,784	$2,048		$1,131

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000® Value Index and the greater of $2.5 billion or the largest company in the Russell 2000® Value Index. As of December 31, 2024, the market capitalization range of the Russell 2000® Value Index was between $8.3 million and $26.1 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser looks for companies with attractive valuation and compelling quality factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the Fund. Typically, the Adviser’s fundamental research analysts focus their research on the most attractive 20% of the companies in the small-capitalization universe as defined above.

The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company is projected to generate five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Adviser generally sells a security when it no longer meets appropriate valuation criteria, although sales may be delayed when return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Adviser to dispose of the security.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000® Value Index by favoring promising securities that offer the best balance between return and targeted risk.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•

how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Fund invests.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 34.82%, 4th quarter, 2020; and Worst Quarter was down -37.58%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	6.48%	5.84%	6.40%

	Return After Taxes on Distributions	5.19%	4.80%	5.48%

	Return After Taxes on Distributions and Sale of Fund Shares	4.19%	4.28%	4.89%
Class C	Return Before Taxes	9.35%	5.99%	6.08%
Advisor Class	Return Before Taxes	11.48%	7.03%	7.14%
S&P 500 Index** (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	13.10%
Russell 2000® Value Index** (reflects no deduction for fees, expenses or taxes)		8.05%	7.29%	7.14%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Effective July 24, 2024, the primary broad-based index used for comparison with the Fund’s performance changed from the Russell 2000® Value Index to the S&P 500 Index to comply with new regulations that require the Fund’s primary benchmark to reflect the overall market in which the Fund may invest. The Fund’s previous primary benchmark, the Russell 2000® Value Index, which more closely reflects the types of securities in which the Fund invests, is the Fund’s secondary benchmark.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James W. MacGregor	Since 2014	Senior Vice President of the Adviser

Erik A. Turenchalk	Since 2020	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB All China Equity Portfolio

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 138 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Advisor Class
Management Fees	.95%		.95%

Distribution and/or Service (12b-1) Fees	.25%		None

Other Expenses:
Transfer Agent	.03%		.03%
Interest Expense	0.00%	(b)	.01%
Other Expenses(c)	.63%		.61%

Total Other Expenses	.66%		.65%

Total Annual Fund Operating Expenses	1.86%		1.60%

Fee Waiver and/or Expense Reimbursement(d)	(.36)%		(.34)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(e)	1.50%		1.26%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	Amount is less than .005%.

(c)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.50% and 1.25% of average daily net assets, respectively, for Class A and Advisor Class shares. In addition to that agreement, in connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, each of the agreements will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

(e)	If interest expense were excluded, net expenses would be as follows:

Class A	Advisor Class
1.50%	1.25%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Advisor Class
After 1 Year	$571	$128

After 3 Years	$951	$472

After 5 Years	$1,356	$839

After 10 Years	$2,484	$1,871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company is considered to be economically tied to China if: (i) the company is domiciled or organized in China; (ii) the company has securities that are traded principally in China; or (iii) the company conducts a substantial part of its economic activities in China or is a U.S.-listed entity established by a company conducting a substantial part of its economic activities in China, which has been structured to provide investors with exposure to the company. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, or REITs, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser utilizes fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

•

China/Single Country Risk: Investments in issuers located in a particular country or geographic region typically involve more risk than investments in U.S. issuers because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of the Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund. In addition, the Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore investments by the Fund in those companies. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to various licenses and quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies.

•

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

•

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

•

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the consumer discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 27.93%, 1st quarter, 2019; and Worst Quarter was down -23.81%, 3rd quarter, 2022.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

		1 Year	5 Years	Since Inception**
Class A*	Return Before Taxes	12.23%	-4.92%	-2.76%

	Return After Taxes on Distributions	11.70%	-5.09%	-2.93%

	Return After Taxes on Distributions and Sale of Fund Shares	8.05%	-3.49%	-1.93%
Advisor Class	Return Before Taxes	17.41%	-3.87%	-1.86%
MSCI China All Shares Index (reflects no deduction for fees, expenses or taxes)		16.38%	-1.78%	-0.61%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Inception date for all Classes is July 25, 2018.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
John Lin	Since 2018	Senior Vice President of the Adviser

Stuart Rae	Since 2018	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

AB Mid Cap Value Portfolio

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.63%

Distribution and/or Service (12b-1) Fees	None

Other Expenses:
Transfer Agent	.02%
Other Expenses	19.27%

Total Other Expenses	19.29%

Total Annual Fund Operating Expenses	19.92%

Fee Waiver and/or Expense Reimbursement(a)	(19.25)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.67%

(a)

The Adviser has contractually agreed to waive fees and/or bear expenses of the Fund to the extent necessary to prevent Total Other Expenses (excluding transfer agent expenses, acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.02% of the average daily net assets for Class Z shares (“expense limitation”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitation. In addition, in connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The expense limitations and waiver agreement will each remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the expense limitations and waiver agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z
After 1 Year	$68

After 3 Years	$3,628

After 5 Years	$6,205

After 10 Years	$9,948

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the

Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of mid-capitalization companies. For purposes of this policy, mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell Midcap® Index and the greater of $50 billion or the market capitalization of the largest company in the Russell Midcap® Index.

Because the Fund’s definition of mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2024, the capitalization ranges of companies in the Russell Midcap® Index ranged from approximately $355.1 million to $164.9 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund’s portfolio, the Adviser looks for companies with attractive valuation and compelling success factors. The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio.

The Adviser typically projects a company’s financial performance over a full economic cycle within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the Russell Midcap Value® Index by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of mid-capitalization companies, such as industrials and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-U.S. companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s investments will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials and consumer services sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James MacGregor	Since April 2024	Senior Vice President of the Adviser

Snezhana Otto	Since April 2024	Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 49 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221-5672).

•	TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Funds’ investment strategies, practices and related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of a Fund’s investment practices that are non-principal strategies or all of the related risks of such strategies; additional information about each Fund’s risks and investments can be found in the Funds’ SAI. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively as the “AB Funds”. A list of the current funds in the AB Funds Complex that are mutual funds offering retail share classes (“AB Mutual Funds”) is available in the Funds’ SAI.

ESG Integration

The following applies to AB Large Cap Value Fund, AB Relative Value Fund, AB Equity Income Fund, AB Global Real Estate Investment Fund, AB International Value Fund, AB Core Opportunities Fund, AB Small Cap Value Portfolio, AB All China Equity Portfolio, and AB Mid Cap Value Portfolio. The Adviser integrates environmental, social and corporate governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within a Fund’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Adviser analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.

Market Risk

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Fund’s investments and net asset value (“NAV”) and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s assets may decline.

Derivatives

Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).

The Funds’ investments in derivatives may include, but are not limited to, the following:

•	Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds’ investments in forward contracts may include the following:

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Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•

Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•

Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds’ investments in options may include the following:

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Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Options on Foreign Currencies. AB All China Equity Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

•

Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Generally, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) has recently adopted similar execution requirements in respect of certain security-based swaps under its jurisdiction and may in the future adopt similar clearing requirements for such security-based swaps. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Funds’ investments in swap transactions include the following:

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Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

The value of these transactions will fluctuate based on changes in interest rates.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of a Fund’s portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.

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Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Credit Default Swaps. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.

Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

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Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, a Fund will receive or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

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Variance Swaps. A Fund may enter into variance swaps to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

•	Other Derivatives and Strategies

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Commodity-Linked Derivative Instruments. The AB Global Risk Allocation Fund may invest in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), an intangible commodity (such as an emission allowance or carbon credit), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or another economic variable tied or linked to the value of commodities or the commodities markets.

As described below under “Investments in Wholly-Owned Subsidiary”, the AB Global Risk Allocation Fund seeks to gain exposure to commodity markets by investing in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary enters into commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The Subsidiary may also invest directly in commodities.

The Internal Revenue Service (the “IRS”) has issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Dividends, Distributions and Taxes” below for further information.

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Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds’ currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, equity securities of an international company or receive a cash payment (generally in U.S. Dollars), if applicable. The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying equity securities at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly, which may disadvantage such holder. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

The Funds will only acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the instruments. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from any increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Ratings (“Moody’s”) or BBB- or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”), and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated or traded in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the

United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Chinese Depositary Receipts, or CDRs, are depositary receipts traded on Chinese exchanges that evidence ownership of underlying securities of Chinese companies traded in Hong Kong or outside of China. Depending on the relative prices of a CDR and its underlying security and the Adviser’s assessment of price movements in the respective markets, the Adviser may at times choose to invest AB All China Equity Portfolio’s assets in a CDR rather than its underlying security. It is not known whether an active market for CDRs will develop or continue to exist, or how the value and trading activity for particular CDRs will relate to those of the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. “Semi-governmental securities” are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions and other similar actions imposed by the U.S. or a foreign country, including those against specific issuers and individuals, may restrict, and in some cases have restricted, a Fund’s ability to purchase or sell foreign securities or may require a Fund to divest its holdings in foreign securities, which could adversely affect the value and liquidity of such holdings. The imposition of sanctions and other similar actions could also adversely affect global sectors and economies and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Funds are open for business. On such days, a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuers and the value of the securities in which the Fund has invested.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars involving Israel and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions as a result of these conflicts are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam

Countries may be added to or removed from this list at any time.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in securities denominated in or traded in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity—economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Investments in China. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Fund invests, and may prohibit the Fund from investing, or limit the Fund’s ability to invest in securities of certain Chinese issuers or require the Fund’s sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Fund’s performance. In addition, China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

AB All China Equity Portfolio invests in companies that are controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China (state-owned enterprises or “SOEs”) or by the People’s Liberation Army, the military arm of the Chinese Communist Party (“PLA companies”). Other AB Funds have invested from time to time, and may invest, in SOEs or PLA companies. A Fund that invests in SOEs or PLA companies is subject to risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, or confiscatory taxation could adversely affect the performance of such companies and therefore the value of the Fund’s investments. Such companies also may be less efficiently operated and less profitable than other companies. When investing in SOEs or PLA companies, a Fund integrating ESG factors into its research and investments analysis seeks to assess and consider the risks of direct or indirect governmental involvement in the business against its corporate governance factors. Such assessments may prove inaccurate.

China A shares are shares of companies incorporated in China and listed on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”). A Fund, including AB All China Equity Portfolio, may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the SSE, the SZSE and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares and affect investment returns, including quotas that limit aggregate daily net purchases on an exchange on a particular day; the possible imposition of trading suspensions; differences in trading days between China and Stock Connect; Chinese securities regulations and stock exchange listing rules; uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares; and clearance and settlement procedures associated with Stock Connect.

A Fund, including AB All China Equity Portfolio, may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the Exchange or NASDAQ) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as a Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE do not provide investors in the shell company with the rights they would have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and NAV.

Foreign (Non-U.S.) Currencies

Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

A Fund may invest in TBA—mortgaged-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Equity-Linked Debt Securities

Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund’s ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investments in equity-linked debt securities may be considered to be speculative.

Illiquid Securities

Each Fund limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade than other types of securities.

Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of inflation-indexed securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Investment in Exchange-Traded Funds and Other Investment Companies

A Fund may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed-income, commodities and foreign currencies markets. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Funds may invest, and have invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund’s expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund’s investments in other investment companies, including ETFs, subject the Fund indirectly to the underlying risks of those investment companies.

Investments in Certain Types of Privately Placed Securities

A Fund may invest in privately placed securities. Privately placed securities in which the Funds invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. A Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Investments in Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the AB Global Risk Allocation Fund with exposure to the commodity markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and IRS revenue rulings. Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See “Dividends, Distributions and Taxes” below for further information.

The Subsidiary enters into commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. Although the AB Global Risk Allocation Fund may enter into these commodity-linked derivative instruments directly, the Fund typically gains exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective as the Fund and is subject to the same investment policies and restrictions as the Fund, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary will also be subject to the same valuation, brokerage, and compliance policies and procedures as the Fund. The Fund and the Subsidiary test compliance with certain restrictions on a consolidated basis. In addition, the Fund wholly owns and controls the Subsidiary and the Adviser acts as investment adviser to the Fund and the Subsidiary. The Subsidiary’s financial statements are consolidated with the Fund’s financial statements which are included in the Fund’s Form N-CSRs, which are filed with the SEC and are available upon request. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Borrowings and Leverage

The Funds may use borrowings or other leverage for investment purposes subject to its investment policies and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s investments in certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of a Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as a Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to certain investments in derivatives that result in leverage of a Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on a Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage could result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

Rule 18f-4 under the 1940 Act imposes limits on a fund’s utilization of certain derivatives and other forms of leverage. Rule 18f-4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f-4.

Loans of Portfolio Securities

For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of or exemptive orders under the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

A Fund will invest any cash collateral in shares of a money market fund approved by the Fund’s Board of Directors or Trustees (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. A Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.

Mortgage-Backed Securities and Associated Risks

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, government sponsored enterprise (“GSE”) risk-sharing bonds, and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AB Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a “tranche”, is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. AB Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although AB Global Real Estate Investment Fund does not intend to invest in residual interests.

GSE Risk-Sharing Bonds. AB Global Real Estate Investment Fund and AB Global Risk Allocation Fund may each invest in mortgage-backed securities known as GSE Risk-Sharing Bonds or Credit Risk Transfer Securities (“CRTs”), which are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Participatory Notes

AB All China Equity Portfolio may enter into participatory notes (commonly known as “P-Notes”) to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. Securities brokerages in the country buy the securities, then issue to foreign investors P-Notes that derive their value from the underlying securities. P-Notes involve transaction costs, which may be higher than those applicable to the equity securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors; however, the holder of a P-Note is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. The Fund must rely on the creditworthiness of a counterparty and would have no rights against the issuer of an underlying security. Use of P-Notes involves various risks. These include the risks that the P-Notes may be illiquid and that the Fund may not be able to terminate or offset its positions at the time it wishes to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Fund may not receive payments required to be made to them under the terms of a P-Note.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements and Buy/Sell Back Transactions

Each Fund may enter into repurchase agreements. In a repurchase agreement transaction, the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund’s limitations on borrowings and create leverage risk for the Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Products

A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available.

The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Variable, Floating and Inverse Floating-Rate Instruments

AB All China Equity Portfolio may invest in variable, floating and inverse floating-rate instruments. Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

AB All China Equity Portfolio may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Funds involve the risk considerations described below.

Real Estate Investments

Although the Funds do not invest directly in real estate, they may invest in securities of real estate companies including, in particular, AB Global Real Estate Investment Fund. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; a weakening demand for new office and retail space; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, fires, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, real estate companies may be adversely impacted by pandemics, which impact could include, among other things, reduced demand for commercial and certain residential real estate, lower occupancy rates, decreased lease payments and increased foreclosures and defaults. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial and management resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Credit Ratings

Credit ratings of fixed-income securities measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by NRSROs, such as S&P, Moody’s, Fitch, Kroll Bond Rating Agency (“Kroll”), DBRS Morningstar or other NRSROs. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by the Adviser:

•	investment grade; or

•	below investment grade (“high-yield securities” or “junk bonds”).

The NRSROs may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, with the addition of a plus (+) or minus (-) sign in the case of S&P, Fitch and Kroll, and with the addition of “high” or “low” in the case of DBRS Morningstar. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by any NRSRO includes equivalent ratings by other NRSROs.

Investment in Below Investment Grade Fixed-Income Securities

Below investment grade fixed-income securities (commonly called “junk bonds”) are those rated Ba1 or lower by Moody’s, or BB+ or lower by S&P or Fitch, or the equivalent by any other NRSRO, as well as unrated securities considered by the Adviser to be of comparable quality.

Investments in below investment grade securities are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Investment in Smaller, Less-Seasoned Companies

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Management Risk – Quantitative Models

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

Each Fund’s Board may change a Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, and/or a Fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer five classes of shares through this Prospectus, except for AB International Value Fund and AB Global Risk Allocation Fund, which offer four classes of shares through this Prospectus, AB Small Cap Value Portfolio, which offers three classes of shares through this Prospectus, AB All China Equity Portfolio, which offers two classes of shares through this Prospectus, AB Mid Cap Value Portfolio, which offers one class of shares through this Prospectus, and AB Global Real Estate Investment Fund, which offers six classes of shares through this Prospectus.

The NAV of each of the Funds is disclosed daily on the Fund’s website or through the investor’s online account information at www.abfunds.com and/or by calling (800) 221-5672.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

To effect an order for the purchase, exchange or redemption of a Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

•

Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)

•	Any supporting documentation that may be required.

The Funds reserve the right, without notice, to revise the requirements for proper form.

HOW TO BUY SHARES

The purchase of a Fund’s shares is priced at the next-determined NAV after your order is received in proper form by ABIS.

Class A and Class C Shares – Shares Available to Retail Investors

You may purchase a Fund’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds’ principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are: (i) making an initial investment and the Fund has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Fund shareholder with an account held directly with a Fund; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*

Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Fund.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000

Class Z Shares – Shares Available to Persons Participating in Certain Fee-Based Programs

Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Other Purchase Information

Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. ABIS must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens

(i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds’ distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Tax-Deferred Accounts

Class A shares are also available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

The Funds’ SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K, Class I and Class Z Shares – Shares Available to Group Retirement Plans

Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“group retirement plans”).

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Fund.

Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts, as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in a Fund’s fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Fund’s shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%*
Class C	1.00%
Advisor Class	None
Class R	0.50%
Class K	0.25%
Class I	None
Class Z	None

*

The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Funds is 0.30% of the aggregate average daily net assets (except for AB Small Cap Value Portfolio and AB All China Equity Portfolio, for which it is 0.25%). The Board currently limits the payments to 0.25%.

Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class C shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. ABI retains these fees for certain shareholder accounts, including those held directly with a Fund (with no associated financial intermediary).

Sales Charges

Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A share purchases not subject to sales charges. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

–

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

–

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Private Wealth Management Division including subsequent contributions to those IRAs;

–

certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund’s shares, and employees of the Adviser; or

–	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Please see the Funds’ SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B—Financial Intermediary Waivers.

Class C Shares. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class, Class R, Class K, Class I and Class Z Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on “Investments—Mutual Funds”, then select the Fund, then click on “Literature—Understanding Sales Charges & Expenses”).

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund and any other AB Mutual Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of

Intent, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Funds or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption.

CDSC Waivers

The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 73; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds’ SAI for a list of additional circumstances under which a Fund will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B—Financial Intermediary Waivers.

Other Programs

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Funds’ SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•

whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase (Class R, Class K and Class I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for eight years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C, Advisor Class or Class Z shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds’ SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI pays, at the time of your purchase, a commission to financial intermediaries selling Class C shares in an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. The Adviser and its affiliates, at their own expense, provide similar payments to firms for providing distribution, marketing, promotional, educational and other services relating to AB ETFs. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the services and the sale of shares of the AB Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution and analytical data pertaining to AB Funds and other AB products and services by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Adviser, ABI and their affiliates may also pay for “ticket” or other transactional charges.

For 2025, additional payments by the Adviser and ABI and their affiliates to these firms for distribution services and educational support related to the AB Funds are expected to be approximately 0.04% of the average monthly assets of the AB Funds, or approximately $26 million. For 2024, the Adviser and ABI and their affiliates estimate that they will have paid approximately 0.04% of the average monthly assets of the AB Funds or approximately $25 million for distribution services and educational support related to the AB Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Fund sales, assets and redemption rates, and the willingness and ability of the firm to give the Adviser and ABI and their affiliates access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Funds on a “preferred list”. The goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Fund shares. Please see “Management of the Funds—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Funds are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

ADP Retirement Services

American Enterprise Investment Services

Citigroup Global Markets

Citizens Securities

Equitable Advisors

FIS Brokerage

Great-West Life & Annuity Insurance Co.

John Hancock Retirement Plan Services

JP Morgan Securities

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

Osaic, Inc.

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Rockefeller Financial, LLC

The Standard Retirement Services

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Each Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 13th floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund’s ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES

Each Fund’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Fund’s Board. Pursuant to these procedures, the Adviser, as each Fund’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to a Fund’s portfolio investments, subject to oversight by the Fund’s Board.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Funds use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instruments.

The AB Global Risk Allocation Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of the Subsidiary’s shares fluctuates with the value of its portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the AB Global Risk Allocation Fund, which require, among other things, that each of the Subsidiary’s investments be marked-to-market each business day to reflect changes in the market value of each investment.

The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as each Fund’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds’ assets is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund’s Adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of December 31, 2024 totaling approximately $792 billion (of which over $151 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2024, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 14 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 96 separate investment portfolios, had as of December 31, 2024 approximately 2.4 shareholder accounts.

Effective August 1, 2024, for the services rendered by the Adviser under the Advisory Agreement, each of AB Equity Income Fund and AB Large Cap Value Fund pays the Adviser a fee of .50% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the respective Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:

Fund	Fee as a Percentage of Average Daily Net Assets*	Fiscal Year Ended
AB Large Cap Value Fund	.53%	11/30/24
AB Discovery Value Fund	.75%	11/30/24
AB Relative Value Fund	.54%	10/31/24
AB Equity Income Fund	.50%	11/30/24
AB Global Real Estate Investment Fund	.55%	11/30/24
AB International Value Fund	.75%	11/30/24
AB Core Opportunities Fund	.55%	11/30/24
AB Global Risk Allocation Fund	.59%	11/30/24
AB Small Cap Value Portfolio	.80%	11/30/24
AB All China Equity Portfolio	.95%	11/30/24
AB Mid Cap Value Portfolio	0%	11/30/24

*	Fees are stated net of any advisory fee waivers. See “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus for more information about waivers.

The Subsidiary has entered into a separate advisory agreement with the Adviser, which is the investment adviser for both the Subsidiary and the AB Global Risk Allocation Fund, under which the Adviser provides investment advisory services and order placement facilities for the Subsidiary. The Subsidiary pays no separate advisory or other fees for these services, which are included in the advisory fee paid by the Fund.

A discussion regarding the basis for the Board’s approval of a Fund’s investment advisory agreement is available in the Fund’s Form N-CSR for the period ended October 31, 2024 for AB Relative Value Fund and the period ended November 30, 2024 for AB Large Cap Value Fund, AB Discovery Value Fund, AB Equity Income Fund, AB Small Cap Value Portfolio, AB Global Real Estate Investment Fund, AB International Value Fund, AB Core Opportunities Fund, AB Global Risk Allocation Fund, AB All China Equity Portfolio and AB Mid Cap Value Portfolio.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The management of, and investment decisions for, AB Relative Value Fund and AB Core Opportunities Fund are made by the Adviser’s Relative Value Investment Team.

The following table lists the persons within the Relative Value Investment Team with the most significant responsibility for the day-to-day management of each Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Fund	Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
AB Relative Value Fund	John H. Fogarty; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Co-Chief Investment Officer or US Growth Equities and US Relative Value.

	Christopher Kotowicz; since 2023; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position, including as a research analyst, since prior to 2020.

	Vinay Thapar; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Co-Chief Investment Officer of US Growth Equities and US Relative Value.

AB Core Opportunities Fund	Luke Pryor; since February 2025; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position, including as a senior research analyst, since 2020.

	Shri Singhvi; since February 2025; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of Strategic Equities.

The management of, and investment decisions for, AB Global Risk Allocation Fund are made by the Adviser’s Quantitative Investment Team.

The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel J. Loewy; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020.

The management of, and investment decisions for, AB All China Equity Portfolio are made by the Adviser’s China Equity Team. The China Equity Team relies heavily on the fundamental analysis and research of the Adviser’s internal research staff. No one person is principally responsible for coordinating the Fund’s investments.

The following table lists the persons within the China Equity Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
John Lin; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of China Equities.

Stuart Rae; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of Emerging Markets Value Equities since 2023 and Chief Investment Officer of Asia-Pacific Value Equities since prior to 2020.

The management of, and investment decisions for, AB Mid Cap Value Portfolio are made by the Adviser’s Mid Cap Value Investment Team. The Mid Cap Value Investment Team relies heavily on the fundamental analysis and research of the Adviser’s internal research staff. No one person is principally responsible for coordinating the Fund’s investments.

The following table lists the persons within the Mid Cap Value Investment Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
James MacGregor; since April 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of US Small and Mid-Cap Value Equities and Head of US Value Equities.

Snezhana Otto; since April 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2020.

The management of, and investment decisions for, each of the other Funds’ portfolios are made by the Senior Investment Management Teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for each Fund’s portfolio.

The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Fund and Responsible Group	Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
AB Large Cap Value Fund U.S. Value Senior Investment Management Team	Cem Inal; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of US Large Cap Value Equities.

AB Discovery Value Fund Small/Mid Cap Value Senior Investment Management Team	James W. MacGregor; since 2005; Senior Vice President of the Adviser	(see above)

	Erik A. Turenchalk; since 2020; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020.

AB Equity Income Fund U.S. Equity Income Senior Investment Management Team	Cem Inal; since 2018; Senior Vice President of the Adviser	(see above)

AB Global Real Estate Investment Fund Global Real Estate Senior Investment Management Team	Cem Inal; since May 2023; Senior Vice President of the Adviser	(see above)

	Philippos Philippides; since May 2023; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position, including as a senior research analyst, since prior to 2020.

AB International Value Fund International Value Senior Investment Management Team	Avi Lavi; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of Global and International Value Equities.

	Justin Moreau; since 2022; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position, including as a research analyst, since prior to 2020.

AB Small Cap Value Portfolio Small/Mid Cap Value Senior Investment Management Team	James W. MacGregor; since 2014; Senior Vice President of the Adviser	(see above)

	Erik A. Turenchalk; since 2020; Senior Vice President of the Adviser	(see above)

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS

(i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions Information

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

Income dividends are typically declared and paid annually, except with respect to AB Global Real Estate Investment Fund and AB Equity Income Fund which typically declare and pay quarterly; capital gains distributions for the Funds typically occur annually in December. During the fourth quarter of the calendar year, typically in early November, an estimate of each Fund’s capital gains distribution, if any, will be made available at www.alliancebernstein.com/investments/us/tax-center.htm.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by a Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund’s return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the United States federal income tax consequences described below apply only to investments made other than by such plans.

Tax Information

Any investment in a Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in a Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.

You will normally have to pay United States federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund’s non-corporate shareholders may be treated as “qualified dividend income”, which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations”. Other distributions by a Fund are generally taxable to you as ordinary income. A Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid purchasing shares shortly before the Fund declares a dividend or capital gain distribution.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AB Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

The sale or exchange of Fund shares is a taxable transaction for United States federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

A Fund may experience relatively large redemptions due to transactions in Fund shares by significant investors. If large shareholder redemptions occur, a Fund could be required to sell portfolio securities and this may result in the Fund’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Adviser, provide tax management services to their clients that invest in the Funds. As part of these services, those investment advisers conduct year-end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Funds. These transactions could result in a Fund experiencing temporary asset inflows or outflows at year end. The Adviser’s affiliate coordinates with the Adviser to try to ensure that the implementation of its tax management strategies will not compromise the interests of any Fund or its shareholders, and the Adviser considers that it has a fiduciary duty to both the Funds and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require a Fund to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Fund’s realization of capital gains. If a significant amount of a Fund’s assets is allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of tax management strategies may also require a Fund to incur transaction costs, which will reduce its return.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the AB Global Risk Allocation Fund’s ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.

The AB Global Risk Allocation Fund intends to seek exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has received an opinion of counsel that such income should constitute qualifying income for purposes of Subchapter M. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Fund cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In 2019, Treasury Regulations were promulgated which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such income is currently distributed.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for United States federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800) 221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (https://www.sec.gov).

Non-U.S. company or non-U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenue from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on an exchange in a foreign country.

Bloomberg Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Bloomberg, including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

FTSE EPRA/NAREIT Developed Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT Index is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips (issued by entities owned by national or local governments in China), and P-chips (issued by companies controlled by individuals in China and deriving substantial revenues in China) and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included.

MSCI EAFE Index is an equity index which captures large- and mid-cap representation across 21 developed markets countries around the world, excluding the United States and Canada. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity markets of all countries that are a part of the index. The EAFE acronym stands for “Europe, Australasia, and Far East”.

MSCI World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index measures the performance of U.S. mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial statements have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in each Fund’s Form N-CSR for its most recent fiscal year, which was filed with the SEC and is available upon request.

AB Large Cap Value Fund (formerly, AB Value Fund)

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$16.43	$17.31	$18.45	$14.86	$15.30

Income From Investment Operations
Net investment income(a)(b)	.21	.20	.19	.16	.19
Net realized and unrealized gain (loss) on investment transactions	4.71	.86	.44	3.61	(.30)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.92	1.06	.63	3.77	(.11)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.23)	(.18)	(.18)	(.22)
Distributions from net realized gain on investment transactions	(.58)	(1.71)	(1.59)	– 0	–	(.11)

Total dividends and distributions	(.77)	(1.94)	(1.77)	(.18)	(.33)

Net asset value, end of period	$20.58	$16.43	$17.31	$18.45	$14.86

Total Return
Total investment return based on net asset value(d)	31.41%	7.35%	3.39%	25.68%	(.76)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,836	$48,039	$48,671	$50,255	$43,203
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93%	.96%	.95%	.95%	.99%
Expenses, before waivers/reimbursements	.95%	.97%	.95%	.95%	.99%
Net investment income(b)	1.16%	1.31%	1.12%	.90%	1.44%
Portfolio turnover rate	53%	45%	46%	42%	61%

CLASS C
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$16.52	$17.37	$18.50	$14.85	$15.28

Income From Investment Operations
Net investment income(a)(b)	.07	.09	.06	.03	.09
Net realized and unrealized gain (loss) on investment transactions	4.78	.86	.44	3.63	(.32)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.85	.95	.50	3.66	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.09)	(.04)	(.01)	(.09)
Distributions from net realized gain on investment transactions	(.58)	(1.71)	(1.59)	– 0	–	(.11)

Total dividends and distributions	(.61)	(1.80)	(1.63)	(.01)	(.20)

Net asset value, end of period	$20.76	$16.52	$17.37	$18.50	$14.85

Total Return
Total investment return based on net asset value(d)	30.44%	6.54%	2.62%	24.75%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$797	$894	$1,474	$1,419	$1,046
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69%	1.72%	1.71%	1.71%	1.75%
Expenses, before waivers/reimbursements	1.71%	1.72%	1.71%	1.71%	1.75%
Net investment income(b)	.41%	.60%	.38%	.15%	.69%
Portfolio turnover rate	53%	45%	46%	42%	61%

See footnote summary on page 87.

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$16.47	$17.36	$18.50	$14.90	$15.33

Income From Investment Operations
Net investment income(a)(b)	.25	.24	.23	.21	.23
Net realized and unrealized gain (loss) on investment transactions	4.73	.85	.44	3.60	(.30)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	– 0	–

Net increase (decrease) in net asset value from operations	4.98	1.09	.67	3.81	(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.27)	(.22)	(.21)	(.25)
Distributions from net realized gain on investment transactions	(.58)	(1.71)	(1.59)	– 0	–	(.11)

Total dividends and distributions	(.81)	(1.98)	(1.81)	(.21)	(.36)

Net asset value, end of period	$20.64	$16.47	$17.36	$18.50	$14.90

Total Return
Total investment return based on net asset value(d)	31.80%	7.57%	3.66%	25.97%	(.47)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$423,767	$334,806	$341,919	$364,323	$314,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%	.71%	.70%	.70%	.74%
Expenses, before waivers/reimbursements	.70%	.71%	.70%	.70%	.74%
Net investment income(b)	1.40%	1.56%	1.37%	1.15%	1.68%
Portfolio turnover rate	53%	45%	46%	42%	61%

CLASS I
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$16.28	$17.19	$18.34	$14.77	$15.20

Income From Investment Operations
Net investment income(a)(b)	.24	.24	.23	.21	.23
Net realized and unrealized gain (loss) on investment transactions	4.68	.83	.44	3.58	(.29)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.92	1.07	.67	3.79	(.06)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.27)	(.23)	(.22)	(.26)
Distributions from net realized gain on investment transactions	(.58)	(1.71)	(1.59)	– 0	–	(.11)

Total dividends and distributions	(.82)	(1.98)	(1.82)	(.22)	(.37)

Net asset value, end of period	$20.38	$16.28	$17.19	$18.34	$14.77

Total Return
Total investment return based on net asset value(d)	31.77%	7.63%	3.66%	25.97%	(.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,814	$1,693	$1,638	$1,785	$1,527
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.70%	.70%	.68%	.68%	.71%
Expenses, before waivers/reimbursements	.78%	.70%	.68%	.68%	.71%
Net investment income(b)	1.39%	1.56%	1.40%	1.17%	1.72%
Portfolio turnover rate	53%	45%	46%	42%	61%

See footnote summary on page 87.

	CLASS Z
	October 1, 2024(e) to November 30, 2024
Net asset value, beginning of period	$19.08

Income From Investment Operations
Net investment income(a)(b)	.05
Net realized and unrealized gain on investment transactions	1.48

Net increase in net asset value from operations	1.53

Less: Dividends and Distributions
Net asset value, end of period	$20.61

Total Return
Total investment return based on net asset value(d)	8.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.12	%^
Expenses, before waivers/reimbursements	.71	%^
Net investment income(b)	1.48	%^
Portfolio turnover rate	53%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of operations.

^	Annualized.

AB Discovery Value Fund

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.75	$22.19	$26.15	$19.27	$20.27

Income From Investment Operations
Net investment income(a)(b)	.13	.12	.17	.20	.14
Net realized and unrealized gain (loss) on investment transactions	5.91	(.08)	(1.73)	6.79	(.34)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	6.04	.04	(1.56)	6.99	(.20)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.19)	(.22)	(.11)	(.16)
Distributions from net realized gain on investment transactions	(1.24)	(1.29)	(2.18)	– 0	–	(.64)

Total dividends and distributions	(1.34)	(1.48)	(2.40)	(.11)	(.80)

Net asset value, end of period	$25.45	$20.75	$22.19	$26.15	$19.27

Total Return
Total investment return based on net asset value(d)	30.87%	.44%	(6.98)%	36.43%	(1.09)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251,694	$227,835	$260,309	$327,794	$258,777
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09%	1.10%	1.08%	1.08%	1.15%
Expenses, before waivers/reimbursements	1.09%	1.10%	1.08%	1.08%	1.15%
Net investment income(b)	.57%	.57%	.75%	.82%	.87%
Portfolio turnover rate	53%	52%	50%	53%	52%

CLASS C
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.23	$18.66	$22.30	$16.47	$17.42

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	(.03)	0	(c)	.01	.02
Net realized and unrealized gain (loss) on investment transactions	4.86	(.07)	(1.45)	5.82	(.32)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.83	(.10)	(1.45)	5.83	(.30)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	(.01)	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(1.24)	(1.29)	(2.18)	– 0	–	(.64)

Total dividends and distributions	(1.24)	(1.33)	(2.19)	– 0	–	(.65)

Net asset value, end of period	$20.82	$17.23	$18.66	$22.30	$16.47

Total Return
Total investment return based on net asset value(d)	29.92%	(.28)%	(7.70)%	35.40%	(1.85)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,922	$6,016	$9,541	$13,548	$15,006
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.84%	1.85%	1.83%	1.83%	1.90%
Expenses, before waivers/reimbursements	1.84%	1.85%	1.83%	1.83%	1.90%
Net investment income (loss)(b)	(.18)%	(.20)%	(.02)%	.03%	.12%
Portfolio turnover rate	53%	52%	50%	53%	52%

See footnote summary on page 90.

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$21.45	$22.89	$26.90	$19.83	$20.83

Income From Investment Operations
Net investment income(a)(b)	.19	.17	.23	.27	.19
Net realized and unrealized gain (loss) on investment transactions	6.11	(.06)	(1.78)	6.96	(.34)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	6.30	.11	(1.55)	7.23	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.26)	(.28)	(.16)	(.21)
Distributions from net realized gain on investment transactions	(1.24)	(1.29)	(2.18)	– 0	–	(.64)

Total dividends and distributions	(1.39)	(1.55)	(2.46)	(.16)	(.85)

Net asset value, end of period	$26.36	$21.45	$22.89	$26.90	$19.83

Total Return
Total investment return based on net asset value(d)	31.19%	.73%	(6.78)%	36.76%	(.82)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,689,588	$1,376,938	$1,485,483	$1,738,004	$1,225,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84%	.85%	.83%	.83%	.90%
Expenses, before waivers/reimbursements	.84%	.85%	.83%	.83%	.90%
Net investment income(b)	.82%	.82%	1.00%	1.07%	1.10%
Portfolio turnover rate	53%	52%	50%	53%	52%

CLASS I
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.56	$22.01	$25.96	$19.14	$20.13

Income From Investment Operations
Net investment income(a)(b)	.17	.16	.22	.25	.18
Net realized and unrealized gain (loss) on investment transactions	5.85	(.07)	(1.72)	6.73	(.32)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	6.02	.09	(1.50)	6.98	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.25)	(.27)	(.16)	(.21)
Distributions from net realized gain on investment transactions	(1.24)	(1.29)	(2.18)	– 0	–	(.64)

Total dividends and distributions	(1.39)	(1.54)	(2.45)	(.16)	(.85)

Net asset value, end of period	$25.19	$20.56	$22.01	$25.96	$19.14

Total Return
Total investment return based on net asset value(d)	31.14%	.68%	(6.81)%	36.71%	(.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$152,313	$127,295	$132,169	$152,215	$178,761
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.88%	.86%	.86%	.90%
Expenses, before waivers/reimbursements	.91%	.88%	.86%	.86%	.90%
Net investment income(b)	.76%	.79%	.97%	1.03%	1.11%
Portfolio turnover rate	53%	52%	50%	53%	52%

See footnote summary on page 90.

CLASS Z
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.53	$21.98	$25.93	$19.12	$20.11

Income From Investment Operations
Net investment income(a)(b)	.19	.17	.24	.27	.20
Net realized and unrealized gain (loss) on investment transactions	5.83	(.06)	(1.72)	6.72	(.33)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	6.02	.11	(1.48)	6.99	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.27)	(.29)	(.18)	(.22)
Distributions from net realized gain on investment transactions	(1.24)	(1.29)	(2.18)	– 0	–	(.64)

Total dividends and distributions	(1.40)	(1.56)	(2.47)	(.18)	(.86)

Net asset value, end of period	$25.15	$20.53	$21.98	$25.93	$19.12

Total Return
Total investment return based on net asset value(d)	31.24%	.77%	(6.71)%	36.76%	(.71)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$542,776	$698,987	$905,260	$972,914	$897,818
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%	.80%	.79%	.78%	.81%
Expenses, before waivers/reimbursements	.81%	.80%	.79%	.78%	.81%
Net investment income(b)	.87%	.86%	1.05%	1.11%	1.19%
Portfolio turnover rate.	53%	52%	50%	53%	52%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

AB Relative Value Fund

CLASS A
Year Ended October 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$5.83	$6.26	$7.11	$4.82	$5.65

Income From Investment Operations
Net investment income(a)(b)	.07	.08	.07	.05	.06
Net realized and unrealized gain (loss) on investment transactions	1.47	(.04)	(.25)	2.31	(.64)

Net increase (decrease) in net asset value from operations	1.54	.04	(.18)	2.36	(.58)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.08)	(.05)	(.07)	(.07)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.62)	– 0	–	(.18)

Total dividends and distributions	(.40)	(.47)	(.67)	(.07)	(.25)

Net asset value, end of period	$6.97	$5.83	$6.26	$7.11	$4.82

Total Return
Total investment return based on net asset value(c)*	27.74%	.51%	(2.80)%	49.27%	(10.85)%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,404	$1,226	$1,330	$1,454	$1,061
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.89%	.89%	.90%	.90%	.89%
Expenses, before waivers/reimbursements(d)‡	.93%	.94%	.94%	.95%	.98%
Net investment income(b)	1.12%	1.32%	1.10%	.79%	1.27%
Portfolio turnover rate	58%	77%	71%	55%	55%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.00%	.00%	.01%

CLASS C
Year Ended October 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$5.82	$6.24	$7.10	$4.80	$5.62

Income From Investment Operations
Net investment income(a)(b)	.03	.03	.02	.00	(e)	.03
Net realized and unrealized gain (loss) on investment transactions	1.46	(.03)	(.26)	2.31	(.66)

Net increase (decrease) in net asset value from operations	1.49	.00	(e)	(.24)	2.31	(.63)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.03)	– 0	–	(.01)	(.01)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.62)	– 0	–	(.18)

Total dividends and distributions	(.34)	(.42)	(.62)	(.01)	(.19)

Net asset value, end of period	$6.97	$5.82	$6.24	$7.10	$4.80

Total Return
Total investment return based on net asset value(c)*	26.75%	(.13)%	(3.63)%	48.30%	(11.61)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,653	$22,969	$27,116	$28,571	$26,515
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.64%	1.64%	1.65%	1.65%	1.64%
Expenses, before waivers/reimbursements(d)‡	1.68%	1.70%	1.69%	1.70%	1.73%
Net investment income(b)	.39%	.58%	.35%	.05%	.54%
Portfolio turnover rate	58%	77%	71%	55%	55%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.00%	.00%	.01%

See footnote summary on page 93.

ADVISOR CLASS
Year Ended October 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$5.90	$6.33	$7.18	$4.87	$5.71

Income From Investment Operations
Net investment income(a)(b)	.09	.10	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	1.48	(.05)	(.25)	2.32	(.66)

Net increase (decrease) in net asset value from operations	1.57	.05	(.16)	2.39	(.58)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.07)	(.08)	(.08)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.62)	– 0	–	(.18)

Total dividends and distributions	(.41)	(.48)	(.69)	(.08)	(.26)

Net asset value, end of period	$7.06	$5.90	$6.33	$7.18	$4.87

Total Return
Total investment return based on net asset value(c)*	28.07%	.78%	(2.52)%	49.53%	(10.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$411,422	$349,685	$431,114	$433,047	$228,842
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.64%	.64%	.65%	.65%	.64%
Expenses, before waivers/reimbursements(d)‡	.68%	.69%	.69%	.70%	.73%
Net investment income(b)	1.37%	1.58%	1.35%	1.03%	1.53%
Portfolio turnover rate	58%	77%	71%	55%	55%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.00%	.00%	.01%

CLASS I
Year Ended October 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$5.99	$6.42	$7.27	$4.93	$5.78

Income From Investment Operations
Net investment income(a)(b)	.09	.10	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	1.52	(.05)	(.25)	2.35	(.67)

Net increase (decrease) in net asset value from operations	1.61	.05	(.16)	2.42	(.59)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.09)	(.07)	(.08)	(.08)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.62)	– 0	–	(.18)

Total dividends and distributions	(.42)	(.48)	(.69)	(.08)	(.26)

Net asset value, end of period	$7.18	$5.99	$6.42	$7.27	$4.93

Total Return
Total investment return based on net asset value(c)*	28.16%	.74%	(2.49)%	49.57%	(10.73)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,142	$31,837	$34,072	$44,916	$32,266
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.64%	.64%	.65%	.65%	.64%
Expenses, before waivers/reimbursements(d)‡	.71%	.68%	.69%	.70%	.72%
Net investment income(b)	1.36%	1.57%	1.33%	1.03%	1.50%
Portfolio turnover rate	58%	77%	71%	55%	55%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.00%	.00%	.01%

See footnote summary on page 93.

CLASS Z
Year Ended October 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$5.97	$6.40	$7.26	$4.92	$5.77

Income From Investment Operations
Net investment income(a)(b)	.09	.10	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	1.52	(.04)	(.26)	2.36	(.66)

Net increase (decrease) in net asset value from operations	1.61	.06	(.17)	2.43	(.58)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.10)	(.07)	(.09)	(.09)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.62)	– 0	–	(.18)

Total dividends and distributions	(.42)	(.49)	(.69)	(.09)	(.27)

Net asset value, end of period	$7.16	$5.97	$6.40	$7.26	$4.92

Total Return
Total investment return based on net asset value(c)*	28.31%	.83	%+	(2.55)%	49.78%	(10.67)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,506	$59,027	$52,894	$54,161	$32,643
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.61%	.61%	.61%	.61%	.61%
Expenses, before waivers/reimbursements(d)‡	.62%	.62%	.61%	.61%	.62%
Net investment income(b)	1.39%	1.59%	1.39%	1.08%	1.62%
Portfolio turnover rate	58%	77%	71%	55%	55%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.00%	.00%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2024, October 31, 2023 and October 31, 2020, such waiver amounted to .01%, .01% and .01%, respectively.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2024 by .08%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB Equity Income Fund

	CLASS A
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.40	$28.47	$33.55	$27.83	$28.55

Income From Investment Operations
Net investment income(a)(b)	.44	.47	.39	.37	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.92	2.52	(.48)	6.06	.31

Net increase (decrease) in net asset value from operations	8.36	2.99	(.09)	6.43	.75

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.43)	(.34)	(.36)	(.58)
Distributions from net realized gain on investment transactions	(.33)	(1.63)	(4.65)	(.35)	(.89)

Total dividends and distributions	(.80)	(2.06)	(4.99)	(.71)	(1.47)

Net asset value, end of period	$36.96	$29.40	$28.47	$33.55	$27.83

Total Return
Total investment return based on net asset value(c)	29.04%	11.46%	(.78)%	23.44%	2.87%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$340,587	$299,953	$293,341	$313,474	$258,390
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94%	.98%	.97%	.97%	1.00%
Expenses, before waivers/reimbursements	.95%	.98%	.97%	.97%	1.00%
Net investment income(b)	1.34%	1.70%	1.39%	1.15%	1.72%
Portfolio turnover rate	42%	38%	41%	44%	37%

	CLASS C
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$28.84	$27.95	$33.03	$27.38	$28.10

Income From Investment Operations
Net investment income(a)(b)	.19	.27	.17	.12	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.77	2.46	(.47)	5.98	.30

Net increase (decrease) in net asset value from operations	7.96	2.73	(.30)	6.10	.55

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.21)	(.13)	(.10)	(.38)
Distributions from net realized gain on investment transactions	(.33)	(1.63)	(4.65)	(.35)	(.89)

Total dividends and distributions	(.55)	(1.84)	(4.78)	(.45)	(1.27)

Net asset value, end of period	$36.25	$28.84	$27.95	$33.03	$27.38

Total Return
Total investment return based on net asset value(c)	28.07%	10.64%	(1.55)%	22.54%	2.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,811	$19,331	$30,247	$37,048	$50,482
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69%	1.73%	1.72%	1.72%	1.75%
Expenses, before waivers/reimbursements	1.70%	1.73%	1.72%	1.72%	1.75%
Net investment income(b)	.60%	.99%	.62%	.40%	.97%
Portfolio turnover rate	42%	38%	41%	44%	37%

See footnote summary on page 96.

	ADVISOR CLASS
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.86	$28.88	$33.96	$28.16	$28.87

Income From Investment Operations
Net investment income(a)(b)	.53	.54	.47	.45	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.04	2.56	(.48)	6.13	.31

Net increase (decrease) in net asset value from operations	8.57	3.10	(.01)	6.58	.83

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.49)	(.42)	(.43)	(.65)
Distributions from net realized gain on investment transactions	(.33)	(1.63)	(4.65)	(.35)	(.89)

Total dividends and distributions	(.88)	(2.12)	(5.07)	(.78)	(1.54)

Net asset value, end of period	$37.55	$29.86	$28.88	$33.96	$28.16

Total Return
Total investment return based on net asset value(c)	29.34%	11.75%	(.51)%	23.74%	3.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$243,631	$146,344	$146,095	$168,039	$142,361
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%	.73%	.72%	.72%	.75%
Expenses, before waivers/reimbursements	.70%	.73%	.72%	.72%	.75%
Net investment income(b)	1.58%	1.96%	1.63%	1.40%	1.98%
Portfolio turnover rate	42%	38%	41%	44%	37%

	CLASS I
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.29	$28.39	$33.47	$27.76	$28.48

Income From Investment Operations
Net investment income(a)(b)	.51	.50	.45	.43	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.89	2.51	(.48)	6.05	.33

Net increase (decrease) in net asset value from operations	8.40	3.01	(.03)	6.48	.82

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.48)	(.40)	(.42)	(.65)
Distributions from net realized gain on investment transactions	(.33)	(1.63)	(4.65)	(.35)	(.89)

Total dividends and distributions	(.85)	(2.11)	(5.05)	(.77)	(1.54)

Net asset value, end of period	$36.84	$29.29	$28.39	$33.47	$27.76

Total Return
Total investment return based on net asset value(c)	29.30%	11.61%	(.57)%	23.70%	3.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,094	$2,778	$2,602	$2,518	$1,756
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72%	.84%	.77%	.77%	.79%
Expenses, before waivers/reimbursements	.76%	.84%	.77%	.77%	.79%
Net investment income(b)	1.54%	1.85%	1.61%	1.36%	1.93%
Portfolio turnover rate	42%	38%	41%	44%	37%

See footnote summary on page 96.

CLASS Z
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.29	$28.37	$33.45	$27.75	$28.47

Income From Investment Operations
Net investment income(a)(b)	.53	.55	.47	.46	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.89	2.51	(.47)	6.04	.34

Net increase in net asset value from operations	8.42	3.06	– 0	–	6.50	.84

Less: Dividends and Distributions
Dividends from net investment income	(.57)	(.51)	(.43)	(.45)	(.67)
Distributions from net realized gain on investment transactions	(.33)	(1.63)	(4.65)	(.35)	(.89)

Total dividends and distributions	(.90)	(2.14)	(5.08)	(.80)	(1.56)

Net asset value, end of period	$36.81	$29.29	$28.37	$33.45	$27.75

Total Return
Total investment return based on net asset value(c)	29.39%	11.80%	(.48)%	23.80%	3.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,511	$11,904	$10,590	$13,632	$11,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65%	.69%	.67%	.67%	.69%
Expenses, before waivers/reimbursements	.66%	.69%	.67%	.67%	.69%
Net investment income(b)	1.62%	2.01%	1.66%	1.45%	1.94%
Portfolio turnover rate	42%	38%	41%	44%	37%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

AB Global Real Estate Investment Fund

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.20	$13.50	$17.00	$13.92	$16.20

Income From Investment Operations
Net investment income(a)(b)	.21	.22	.22	.17	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.45	(.40)	(3.28)	3.01	(1.64)

Net increase (decrease) in net asset value from operations	2.66	(.18)	(3.06)	3.18	(1.43)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.12)	(.44)	(.10)	(.36)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.49)

Total dividends and distributions	(.22)	(.12)	(.44)	(.10)	(.85)

Net asset value, end of period	$15.64	$13.20	$13.50	$17.00	$13.92

Total Return
Total investment return based on net asset value(c)	20.31%	(1.32)%	(18.37)%	22.83%	(9.19)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,716	$30,665	$36,678	$47,521	$42,385
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.82%	1.81%	1.47%	1.37%	1.44%
Expenses, before waivers/reimbursements(d)	1.99%	1.81%	1.47%	1.37%	1.44%
Net investment income(b)	1.47%	1.67%	1.48%	1.05%	1.55%
Portfolio turnover rate	56%	41%	53%	45%	50%

CLASS C
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$12.96	$13.29	$16.71	$13.73	$16.02

Income From Investment Operations
Net investment income(a)(b)	.11	.12	.10	.06	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.38	(.40)	(3.21)	2.95	(1.63)

Net increase (decrease) in net asset value from operations	2.49	(.28)	(3.11)	3.01	(1.52)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.05)	(.31)	(.03)	(.28)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.49)

Total dividends and distributions	(.13)	(.05)	(.31)	(.03)	(.77)

Net asset value, end of period	$15.32	$12.96	$13.29	$16.71	$13.73

Total Return
Total investment return based on net asset value(c)	19.34%	(2.08)%	(18.98)%	21.92%	(9.87)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$338	$580	$1,378	$1,984	$2,026
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.59%	2.55%	2.23%	2.13%	2.20%
Expenses, before waivers/reimbursements(d)	2.74%	2.55%	2.23%	2.13%	2.20%
Net investment income(b)	.76%	.95%	.71%	.35%	.80%
Portfolio turnover rate	56%	41%	53%	45%	50%

See footnote summary on pages 99 through 100.

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.05	$13.35	$16.81	$13.77	$16.03

Income From Investment Operations
Net investment income(a)(b)	.25	.25	.25	.21	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.40	(.40)	(3.22)	2.96	(1.62)

Net increase (decrease) in net asset value from operations	2.65	(.15)	(2.97)	3.17	(1.38)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.15)	(.49)	(.13)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.49)

Total dividends and distributions	(.24)	(.15)	(.49)	(.13)	(.88)

Net asset value, end of period	$15.46	$13.05	$13.35	$16.81	$13.77

Total Return
Total investment return based on net asset value(c)	20.54%	(1.08)%	(18.13)%	23.12%	(8.93)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,904	$11,323	$16,491	$48,099	$42,852
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.57%	1.55%	1.19%	1.12%	1.19%
Expenses, before waivers/reimbursements(d)	1.73%	1.55%	1.19%	1.12%	1.19%
Net investment income(b)	1.76%	1.94%	1.62%	1.30%	1.79%
Portfolio turnover rate	56%	41%	53%	45%	50%

CLASS R
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$12.99	$13.28	$16.71	$13.70	$15.98

Income From Investment Operations
Net investment income(a)(b)	.17	.15	.17	.12	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.40	(.36)	(3.22)	2.95	(1.61)

Net increase (decrease) in net asset value from operations	2.57	(.21)	(3.05)	3.07	(1.45)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.08)	(.38)	(.06)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.49)

Total dividends and distributions	(.15)	(.08)	(.38)	(.06)	(.83)

Net asset value, end of period	$15.41	$12.99	$13.28	$16.71	$13.70

Total Return
Total investment return based on net asset value(c)	19.98%	(1.61)%	(18.67)%	22.44%	(9.48)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,547	$2,688	$3,564	$4,865	$4,391
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.10%	2.36%	1.81%	1.71%	1.74%
Expenses, before waivers/reimbursements(d)	2.29%	2.36%	1.81%	1.71%	1.74%
Net investment income(b)	1.18%	1.14%	1.14%	.76%	1.24%
Portfolio turnover rate	56%	41%	53%	45%	50%

See footnote summary on pages 99 through 100.

CLASS K
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.10	$13.40	$16.84	$13.79	$16.06

Income From Investment Operations
Net investment income(a)(b)	.21	.20	.21	.17	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.43	(.39)	(3.24)	2.98	(1.62)

Net increase (decrease) in net asset value from operations	2.64	(.19)	(3.03)	3.15	(1.41)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.11)	(.41)	(.10)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.49)

Total dividends and distributions	(.18)	(.11)	(.41)	(.10)	(.86)

Net asset value, end of period	$15.56	$13.10	$13.40	$16.84	$13.79

Total Return
Total investment return based on net asset value(c)	20.39%	(1.38)%	(18.40)%	22.86%	(9.17)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,405	$2,993	$4,468	$8,756	$7,508
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.82%	2.01%	1.48%	1.39%	1.43%
Expenses, before waivers/reimbursements(d)	1.98%	2.01%	1.48%	1.39%	1.43%
Net investment income(b)	1.50%	1.49%	1.37%	1.04%	1.59%
Portfolio turnover rate	56%	41%	53%	45%	50%

CLASS I
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.13	$13.43	$16.94	$13.87	$16.15

Income From Investment Operations
Net investment income(a)(b)	.26	.27	.28	.23	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.43	(.40)	(3.26)	2.99	(1.62)

Net increase (decrease) in net asset value from operations	2.69	(.13)	(2.98)	3.22	(1.37)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.17)	(.53)	(.15)	(.42)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.49)

Total dividends and distributions	(.26)	(.17)	(.53)	(.15)	(.91)

Net asset value, end of period	$15.56	$13.13	$13.43	$16.94	$13.87

Total Return
Total investment return based on net asset value(c)	20.69%	(.94)%	(18.04)%	23.27%	(8.83)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,467	$8,893	$10,222	$16,263	$14,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%	1.42%	1.09%	1.01%	1.04%
Expenses, before waivers/reimbursements(d)	1.60%	1.42%	1.09%	1.01%	1.04%
Net investment income(b)	1.85%	2.04%	1.87%	1.41%	1.91%
Portfolio turnover rate	56%	41%	53%	45%	50%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2024	2023	2022	2021	2020
Class A
Net of waivers/reimbursements	1.82%	1.81%	1.47%	1.37%	1.44%
Before waivers/reimbursements	1.98%	1.81%	1.47%	1.37%	1.44%
Class C
Net of waivers/reimbursements	2.58%	2.55%	2.23%	2.13%	2.20%
Before waivers/reimbursements	2.73%	2.55%	2.23%	2.13%	2.20%
Advisor Class
Net of waivers/reimbursements	1.57%	1.55%	1.19%	1.12%	1.19%
Before waivers/reimbursements	1.72%	1.55%	1.19%	1.12%	1.19%
Class R
Net of waivers/reimbursements	2.09%	2.36%	1.81%	1.71%	1.74%
Before waivers/reimbursements	2.28%	2.36%	1.81%	1.71%	1.74%
Class K
Net of waivers/reimbursements	1.82%	2.00%	1.48%	1.39%	1.43%
Before waivers/reimbursements	1.97%	2.00%	1.48%	1.39%	1.43%
Class I
Net of waivers/reimbursements	1.48%	1.42%	1.09%	1.01%	1.04%
Before waivers/reimbursements	1.60%	1.42%	1.09%	1.01%	1.04%

AB International Value Fund

	CLASS A
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.02	$12.89	$13.94	$12.58	$12.84

Income From Investment Operations
Net investment income(a)(b)	.29	.25	.74	.30	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	1.03	(1.42)	1.15	(.23)

Net increase (decrease) in net asset value from operations	1.68	1.28	(.68)	1.45	(.12)

Less: Dividends
Dividends from net investment income	(1.19)	(.15)	(.37)	(.09)	(.14)

Net asset value, end of period	$14.51	$14.02	$12.89	$13.94	$12.58

Total Return
Total investment return based on net asset value(c)*	12.38%	9.64%	(5.08)%+	11.51%	(.85)%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$69	$68	$69	$79	$80
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers/reimbursements	1.75%	1.74%	1.76%	1.61%	1.65%
Net investment income(b)	1.96%	1.84%	5.92%	2.10%	1.00%
Portfolio turnover rate	46%	39%	42%	45%	48%

	CLASS C
	Year Ended November 30,
	2024	2023	2022	2021		2020
Net asset value, beginning of period	$13.73	$12.61	$13.56	$12.25		$12.46

Income From Investment Operations
Net investment income(a)(b)	.18	.15	.61	.20		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	1.01	(1.38)	1.11		(.24)

Net increase (decrease) in net asset value from operations	1.55	1.16	(.77)	1.31		(.21)

Less: Dividends
Dividends from net investment income	(.95)	(.04)	(.18)	– 0	–	(.00	)(d)

Net asset value, end of period	$14.33	$13.73	$12.61	$13.56		$12.25

Total Return
Total investment return based on net asset value(c)*	11.55%	8.81%	(5.80)%+	10.69%		(1.67)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,071	$1,086	$938	$1,233		$2,178
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.98%	2.00%	2.00%	2.00%		2.00%
Expenses, before waivers/reimbursements	2.52%	2.52%	2.54%	2.38%		2.43%
Net investment income(b)	1.23%	1.12%	4.97%	1.44%		.26%
Portfolio turnover rate	46%	39%	42%	45%		48%

See footnote summary on page 102.

	ADVISOR CLASS
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.39	$13.23	$14.29	$12.90	$13.16

Income From Investment Operations
Net investment income(a)(b)	.34	.29	.77	.35	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41	1.05	(1.42)	1.17	(.23)

Net increase (decrease) in net asset value from operations	1.75	1.34	(.65)	1.52	(.08)

Less: Dividends
Dividends from net investment income	(1.26)	(.18)	(.41)	(.13)	(.18)

Net asset value, end of period	$14.88	$14.39	$13.23	$14.29	$12.90

Total Return
Total investment return based on net asset value(c)*	12.65%	9.87%	(4.77)%+	11.82%	(.68)%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$27	$26	$27	$33	$32
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers/reimbursements	1.50%	1.49%	1.51%	1.36%	1.40%
Net investment income(b)	2.22%	2.07%	6.01%	2.36%	1.25%
Portfolio turnover rate	46%	39%	42%	45%	48%

	CLASS I
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.88	$12.80	$13.88	$12.57	$12.86

Income From Investment Operations
Net investment income(a)(b)	.33	.25	.78	.32	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	1.05	(1.42)	1.15	(.23)

Net increase (decrease) in net asset value from operations	1.70	1.30	(.64)	1.47	(.08)

Less: Dividends
Dividends from net investment income	(1.26)	(.22)	(.44)	(.16)	(.21)

Net asset value, end of period	$14.32	$13.88	$12.80	$13.88	$12.57

Total Return
Total investment return based on net asset value(c)*	12.62%	9.97%	(4.83)%+	11.78%	(.64)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$819	$711	$1,129	$1,400	$1,829
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers/reimbursements	1.37%	1.27%	1.26%	1.12%	1.14%
Net investment income(b)	2.23%	1.82%	6.26%	2.28%	1.30%
Portfolio turnover rate	46%	39%	42%	45%	48%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2024, November 30, 2023, November 30, 2022 and November 30, 2020 by .06%, .02%, .01%, and .04%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB Core Opportunities Fund

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.72	$20.90	$25.85	$22.12	$21.09

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.05	.01	(.03)	.06
Net realized and unrealized gain (loss) on investment transactions	6.46	1.69	(1.25)	4.69	2.11

Net increase (decrease) in net asset value from operations	6.44	1.74	(1.24)	4.66	2.17

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.01)	– 0	–	(.05)	(.09)
Distributions from net realized gain on investment transactions	(.92)	(1.91)	(3.71)	(.88)	(1.05)

Total dividends and distributions	(.97)	(1.92)	(3.71)	(.93)	(1.14)

Net asset value, end of period	$26.19	$20.72	$20.90	$25.85	$22.12

Total Return
Total investment return based on net asset value(c)*	32.60%	9.46%	(6.15)%	21.91%	10.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,362	$118,679	$121,610	$144,426	$132,525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.15%	1.15%	1.13%	1.09%	1.10%
Expenses, before waivers/reimbursements(d)‡	1.17%	1.20%	1.13%	1.09%	1.11%
Net investment income (loss)(b)	(.08)%	.26%	.05%	(.13)%	.30%
Portfolio turnover rate	46%	92%	83%	56%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.00%	.01%

	CLASS C
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.64	$15.43	$20.15	$17.53	$16.98

Income From Investment Operations
Net investment loss(a)(b)	(.13)	(.07)	(.11)	(.17)	(.07)
Net realized and unrealized gain (loss) on investment transactions	4.47	1.19	(.90)	3.67	1.67

Net increase (decrease) in net asset value from operations	4.34	1.12	(1.01)	3.50	1.60

Less: Distributions
Distributions from net realized gain on investment transactions	(.92)	(1.91)	(3.71)	(.88)	(1.05)

Net asset value, end of period	$18.06	$14.64	$15.43	$20.15	$17.53

Total Return
Total investment return based on net asset value(c)*	31.60%	8.70%	(6.87)%	20.97%	10.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,383	$5,069	$6,383	$9,204	$12,081
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.90%	1.90%	1.88%	1.85%	1.85%
Expenses, before waivers/reimbursements(d)‡	1.92%	1.95%	1.89%	1.85%	1.86%
Net investment loss(b)	(.82)%	(.49)%	(.71)%	(.87)%	(.45)%
Portfolio turnover rate	46%	92%	83%	56%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 105.

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$21.87	$21.94	$26.89	$22.97	$21.85

Income From Investment Operations
Net investment income(a)(b)	.04	.10	.06	.03	.11
Net realized and unrealized gain (loss) on investment transactions	6.83	1.79	(1.30)	4.87	2.19

Net increase (decrease) in net asset value from operations	6.87	1.89	(1.24)	4.90	2.30

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	– 0	–	(.10)	(.13)
Distributions from net realized gain on investment transactions	(.92)	(1.91)	(3.71)	(.88)	(1.05)

Total dividends and distributions	(1.02)	(1.96)	(3.71)	(.98)	(1.18)

Net asset value, end of period	$27.72	$21.87	$21.94	$26.89	$22.97

Total Return
Total investment return based on net asset value(c)*	32.93%	9.73%	(5.88)%	22.19%	11.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,143	$35,013	$38,395	$48,752	$44,839
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.90%	.90%	.88%	.84%	.85%
Expenses, before waivers/reimbursements(d)‡	.92%	.95%	.88%	.84%	.86%
Net investment income(b)	.17%	.51%	.30%	.12%	.55%
Portfolio turnover rate	46%	92%	83%	56%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.00%	.01%

CLASS I
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.31	$22.34	$27.32	$23.31	$22.15

Income From Investment Operations
Net investment income(a)(b)	.05	.11	.07	.04	.13
Net realized and unrealized gain (loss) on investment transactions	6.97	1.82	(1.34)	4.95	2.21

Net increase (decrease) in net asset value from operations	7.02	1.93	(1.27)	4.99	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	– 0	–	(.10)	(.13)
Distributions from net realized gain on investment transactions	(.92)	(1.91)	(3.71)	(.88)	(1.05)

Total dividends and distributions	(1.02)	(1.96)	(3.71)	(.98)	(1.18)

Net asset value, end of period	$28.31	$22.31	$22.34	$27.32	$23.31

Total Return
Total investment return based on net asset value(c)*	32.97%	9.76%	(5.90)%	22.30%	11.16%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,444	$3,772	$3,318	$4,214	$4,356
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.88%	.89%	.84%	.80%	.79%
Expenses, before waivers/reimbursements(d)‡	.88%	.89%	.85%	.80%	.80%
Net investment income(b)	.18%	.51%	.33%	.17%	.61%
Portfolio turnover rate	46%	92%	83%	56%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 105.

CLASS Z
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.39	$22.41	$27.39	$23.37	$22.22

Income From Investment Operations
Net investment income(a)(b)	.06	.11	.08	.10	.13
Net realized and unrealized gain (loss) on investment transactions	6.99	1.84	(1.35)	4.91	2.22

Net increase (decrease) in net asset value from operations	7.05	1.95	(1.27)	5.01	2.35

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.06)	– 0	–	(.11)	(.15)
Distributions from net realized gain on investment transactions	(.92)	(1.91)	(3.71)	(.88)	(1.05)

Total dividends and distributions	(1.02)	(1.97)	(3.71)	(.99)	(1.20)

Net asset value, end of period	$28.42	$22.39	$22.41	$27.39	$23.37

Total Return
Total investment return based on net asset value(c)*	33.01%	9.81%	(5.88)%	22.34%	11.17%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93	$201	$145	$146	$22,824
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.84%	.88%	.82%	.75%	.76%
Expenses, before waivers/reimbursements(d)‡	.85%	.88%	.82%	.75%	.77%
Net investment income(b)	.24%	.52%	.36%	.43%	.62%
Portfolio turnover rate	46%	92%	83%	56%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.00%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2020, such waiver amounted to .01%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2020 by .03%.

AB Global Risk Allocation Fund

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$15.75	$17.25	$19.91	$18.11	$16.77

Income From Investment Operations
Net investment income (loss)(a)(b)	.21	.34	.47	.29	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10	(.53)	(1.33)	2.06	1.58
Contributions from Affiliates	– 0	–	– 0 –	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.31	(.19)	(.86)	2.35	1.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(1.05)	(1.80)	(.55)	(.21)
Distributions from net realized gain on investment transactions	(.18)	(.26)	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.23)	(1.31)	(1.80)	(.55)	(.23)

Net asset value, end of period	$17.83	$15.75	$17.25	$19.91	$18.11

Total Return
Total investment return based on net asset value(d)*	14.84%	(1.19)%	(4.90	)%+	13.45%	9.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$164,031	$162,288	$215,597	$207,089	$190,591
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.39%	1.39%	1.29%	1.27%	1.36%
Expenses, before waivers/reimbursements(e)(f)	1.40%	1.40%	1.30%	1.27%	1.37%
Net investment income (loss)(b)	1.25%	2.17%	2.66%	1.50%	(.06)%
Portfolio turnover rate	38%	13%	1%	7%	20%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.03%	.03%	.03%	.02%	.02%

CLASS C
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.12	$15.57	$18.09	$16.50	$15.26

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	.20	.31	.12	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.86	(.47)	(1.20)	1.89	1.46
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.94	(.27)	(.89)	2.01	1.31

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.92)	(1.63)	(.42)	(.05)
Distributions from net realized gain on investment transactions	(.18)	(.26)	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.18)	(1.18)	(1.63)	(.42)	(.07)

Net asset value, end of period	$15.88	$14.12	$15.57	$18.09	$16.50

Total Return
Total investment return based on net asset value(d)*	13.94%	(1.89)%	(5.59	)%+	12.57%	8.57%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,939	$1,935	$2,382	$2,669	$3,382
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.15%	2.15%	2.05%	2.03%	2.12%
Expenses, before waivers/reimbursements(e)(f)	2.16%	2.16%	2.06%	2.03%	2.13%
Net investment income (loss)(b)	.54%	1.43%	1.92%	.69%	(1.02)%
Portfolio turnover rate	38%	13%	1%	7%	20%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.03%	.03%	.03%	.02%	.02%

See footnote summary on pages 107 through 108.

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$15.95	$17.45	$20.12	$18.29	$16.93

Income From Investment Operations
Net investment income(a)(b)	.25	.39	.52	.35	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	(.54)	(1.34)	2.07	1.62
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.37	(.15)	(.82)	2.42	1.63

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(1.09)	(1.85)	(.59)	(.25)
Distributions from net realized gain on investment transactions	(.18)	(.26)	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.26)	(1.35)	(1.85)	(.59)	(.27)

Net asset value, end of period	$18.06	$15.95	$17.45	$20.12	$18.29

Total Return
Total investment return based on net asset value(d)*	15.12%	(.95)%	(4.65	)%+	13.69%	9.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,070	$13,036	$17,477	$13,604	$12,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.13%	1.14%	1.04%	1.02%	1.12%
Expenses, before waivers/reimbursements(e)(f)	1.15%	1.15%	1.05%	1.02%	1.12%
Net investment income(b)	1.49%	2.47%	2.90%	1.78%	.06%
Portfolio turnover rate	38%	13%	1%	7%	20%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.03%	.03%	.03%	.02%	.02%

CLASS I
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$15.92	$17.41	$20.09	$18.27	$16.91

Income From Investment Operations
Net investment income(a)(b)	.25	.39	.53	.35	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	(.53)	(1.35)	2.07	1.60
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.37	(.14)	(.82)	2.42	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(1.09)	(1.86)	(.60)	(.26)
Distributions from net realized gain on investment transactions	(.18)	(.26)	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.27)	(1.35)	(1.86)	(.60)	(.28)

Net asset value, end of period	$18.02	$15.92	$17.41	$20.09	$18.27

Total Return
Total investment return based on net asset value(d)*	15.12%	(.94)%	(4.63	)%+	13.78%	9.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,484	$1,204	$2,021	$2,390	$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.14%	1.13%	1.02%	.99%	1.06%
Expenses, before waivers/reimbursements(e)(f)	1.16%	1.14%	1.03%	1.00%	1.07%
Net investment income(b)	1.48%	2.46%	2.95%	1.77%	.21%
Portfolio turnover rate	38%	13%	1%	7%	20%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.03%	.03%	.03%	.02%	.02%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2024, November 30, 2023, November 30, 2022, November 30, 2021 and November 30, 2020, such waiver amounted to .02%, .04%, .01%, .02% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended November 30,
	2024	2023	2022	2021	2020
Class A
Net of waivers/reimbursements	1.39%	1.38%	1.29%	1.27%	1.36%
Before waivers/reimbursements	1.40%	1.39%	1.30%	1.27%	1.37%
Class C
Net of waivers/reimbursements	2.15%	2.14%	2.05%	2.03%	2.12%
Before waivers/reimbursements	2.16%	2.15%	2.06%	2.03%	2.13%
Advisor Class
Net of waivers/reimbursements	1.13%	1.13%	1.04%	1.02%	1.12%
Before waivers/reimbursements	1.15%	1.14%	1.05%	1.02%	1.12%
Class I
Net of waivers/reimbursements	1.14%	1.12%	1.02%	.99%	1.06%
Before waivers/reimbursements	1.16%	1.14%	1.03%	1.00%	1.07%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2024 and November 30, 2020 by .02% and .01%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB Small Cap Value Portfolio

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$12.29	$14.24	$16.37	$11.74	$12.40

Income From Investment Operations
Net investment income(a)(b)	.10	.06	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	3.83	(1.38)	(1.04)	4.65	(.37)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.93	(1.32)	(.97)	4.67	(.33)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.09)	(.01)	(.04)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	(.54)	(1.15)	– 0	–	(.31)

Total dividends and distributions	(.03)	(.63)	(1.16)	(.04)	(.33)

Net asset value, end of period	$16.19	$12.29	$14.24	$16.37	$11.74

Total Return
Total investment return based on net asset value(d)	32.08%	(9.52)%	(6.72)%	39.92%	(2.71)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,252	$112,084	$162,522	$177,607	$127,581
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.17%	1.16%	1.17%	1.20%
Expenses, before waivers/reimbursements	1.17%	1.17%	1.16%	1.17%	1.21%
Net investment income(b)	.74%	.44%	.50%	.13%	.40%
Portfolio turnover rate	60%	59%	47%	50%	48%

CLASS C
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$11.56	$13.43	$15.59	$11.23	$11.93

Income From Investment Operations
Net investment loss(a)(b)	(.00	)(c)	(.04)	(.02)	(.10)	(.04)
Net realized and unrealized gain (loss) on investment transactions	3.60	(1.29)	(.99)	4.46	(.35)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.60	(1.33)	(1.01)	4.36	(.39)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.54)	(1.15)	– 0	–	(.31)

Net asset value, end of period	$15.16	$11.56	$13.43	$15.59	$11.23

Total Return
Total investment return based on net asset value(d)	31.14%	(10.16)%	(7.35)%	38.82%	(3.41)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302	$266	$330	$477	$287
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.92%	1.92%	1.76%	1.90%	1.97%
Expenses, before waivers/reimbursements	1.92%	1.93%	1.92%	1.92%	1.97%
Net investment loss(b)	(.03)%	(.30)%	(.16)%	(.65)%	(.37)%
Portfolio turnover rate	60%	59%	47%	50%	48%

See footnote summary on page 110.

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$12.46	$14.42	$16.57	$11.88	$12.54

Income From Investment Operations
Net investment income(a)(b)	.14	.09	.11	.06	.07
Net realized and unrealized gain (loss) on investment transactions	3.87	(1.39)	(1.06)	4.70	(.36)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	4.01	(1.30)	(.95)	4.76	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.12)	(.05)	(.07)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	(.54)	(1.15)	– 0	–	(.31)

Total dividends and distributions	(.07)	(.66)	(1.20)	(.07)	(.37)

Net asset value, end of period	$16.40	$12.46	$14.42	$16.57	$11.88

Total Return
Total investment return based on net asset value(d)	32.37%	(9.22)%	(6.53)%	40.26%	(2.42)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$542,201	$471,766	$520,700	$456,033	$254,319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.92%	.91%	.92%	.96%
Expenses, before waivers/reimbursements	.92%	.92%	.91%	.92%	.96%
Net investment income(b)	.98%	.71%	.79%	.38%	.67%
Portfolio turnover rate	60%	59%	47%	50%	48%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

AB All China Equity Portfolio

CLASS A
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.30	$8.04	$11.51	$12.58	$10.02

Income From Investment Operations
Net investment income(a)(b)	.14	.10	.08	.09	.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	.88	(.75)	(3.38)	(1.13)	2.62

Net increase (decrease) in net asset value from operations	1.02	(.65)	(3.30)	(1.04)	2.66

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.09)	(.09)	(.03)	(.10)
Distributions from net realized gain on investments and foreign currency transactions	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.09)	(.17)	(.03)	(.10)

Net asset value, end of period	$8.18	$7.30	$8.04	$11.51	$12.58

Total Return
Total investment return based on net asset value(c)	14.20	%*	(8.20)%	(29.09)%	(8.30)%	26.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$412	$645	$1,650	$2,148	$2,355
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.44%	1.50%
Expenses, before waivers/reimbursements(d)	1.86%	1.59%	1.50%	1.45%	1.56%
Net investment income(b)	1.79%	1.30%	.87%	.70%	.40%
Portfolio turnover rate	101%	86%	57%	75%	74%

ADVISOR CLASS
Year Ended November 30,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.32	$8.07	$11.56	$12.63	$10.05

Income From Investment Operations
Net investment income(a)(b)	.15	.12	.10	.14	.08
Net realized and unrealized gain (loss) on investments and foreign currency investments	.89	(.76)	(3.39)	(1.15)	2.62

Net increase (decrease) in net asset value from operations	1.04	(.64)	(3.29)	(1.01)	2.70

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.11)	(.12)	(.06)	(.12)
Distributions from net realized gain on investments and foreign currency investments	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.11)	(.20)	(.06)	(.12)

Net asset value, end of period	$8.15	$7.32	$8.07	$11.56	$12.63

Total Return
Total investment return based on net asset value(c)	14.57	%*	(8.02)%	(28.93)%	(8.07)%	27.12%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,362	$92,696	$120,858	$185,108	$140,401
Ratio to average net assets of:
Expenses, net of waivers/Reimbursements(d)	1.26%	1.25%	1.25%	1.20%	1.25%
Expenses, before waivers/Reimbursements(d)	1.60%	1.35%	1.25%	1.20%	1.31%
Net investment income(b)	1.94%	1.51%	1.11%	1.06%	.69%
Portfolio turnover rate	101%	86%	57%	75%	74%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2024	2023	2022	2021	2020
Class A
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.44%	1.50%
Before waivers/reimbursements	1.86%	1.59%	1.50%	1.45%	1.56%
Advisor Class
Net of waivers/reimbursements	1.25%	1.25%	1.25%	1.20%	1.25%
Before waivers/reimbursements	1.60%	1.35%	1.25%	1.20%	1.31%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended November 30, 2024 by 0.02%.

AB Mid Cap Value Portfolio

	CLASS Z
	April 30, 2024(a) to November 30,
	2024
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized gain on investment transactions	1.29
Contributions from Affiliates	.00	(d)

Net increase in net asset value from operations	1.37

Net asset value, end of period	$11.37

Total Return
Total investment return based on net asset value(e)	13.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,275
Expenses, net of waivers/reimbursements	.67	%^
Expenses, before waivers/reimbursements	19.92	%^
Net investment income(c)	1.30	%^
Portfolio turnover rate	55%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus about the effect of a Fund’s expenses, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%, except for AB Mid Cap Value Portfolio, which shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares, assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under “Fees and Expenses of the Fund”. Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA’s Fund Analyzer web page (available at https://tools.finra.org/fund_analyzer/). Your actual expenses may be higher or lower.

AB Large Cap Value Fund (formerly, AB Value Fund)

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$514.48	$9,964.27
2	9,964.27	498.21	10,462.48	93.12	10,369.36
3	10,369.36	518.47	10,887.83	96.90	10,790.93
4	10,790.93	539.55	11,330.48	100.84	11,229.64
5	11,229.64	561.48	11,791.12	104.94	11,686.18
6	11,686.18	584.31	12,270.49	109.21	12,161.28
7	12,161.28	608.06	12,769.34	113.65	12,655.69
8	12,655.69	632.78	13,288.47	118.27	13,170.20
9	13,170.20	658.51	13,828.71	123.08	13,705.63
10	13,705.63	685.28	14,390.91	128.08	14,262.83
Cumulative		$5,765.40		$1,502.57

AB Discovery Value Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$534.59	$9,944.16
2	9,944.16	497.21	10,441.37	113.81	10,327.56
3	10,327.56	516.38	10,843.94	118.20	10,725.74
4	10,725.74	536.29	11,262.03	122.76	11,139.27
5	11,139.27	556.96	11,696.23	127.49	11,568.74
6	11,568.74	578.44	12,147.18	132.40	12,014.78
7	12,014.78	600.74	12,615.52	137.51	12,478.01
8	12,478.01	623.90	12,615.52	142.81	12,959.10
9	12,959.10	647.96	13,607.06	148.32	13,458.74
10	13,458.74	672.94	14,131.68	154.04	13,977.64
Cumulative		$5,709.57		$1,731.93

AB Relative Value Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$515.48	$9,963.27
2	9,963.27	498.16	10,461.43	98.34	10,363.09
3	10,363.09	518.15	10,881.24	102.28	10,778.96
4	10,778.96	538.95	11,317.91	106.39	11,211.52
5	11,211.52	560.58	11,772.10	110.66	11,661.44
6	11,661.44	583.07	12,244.51	115.10	12,129.41
7	12,129.41	606.47	12,735.88	119.72	12,616.16
8	12,616.16	630.81	13,246.97	124.52	13,122.45
9	13,122.45	656.12	13,778.57	129.52	13,649.05
10	13,649.05	682.45	14,331.50	134.72	14,196.78
Cumulative		$5,753.51		$1,556.73

AB Equity Income Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$515.48	$9,963.27
2	9,963.27	498.16	10,461.43	94.15	10,367.28
3	10,367.28	518.36	10,885.64	97.97	10,787.67
4	10,787.67	539.38	11,327.05	101.94	11,225.11
5	11,225.11	561.26	11,786.37	106.08	11,680.29
6	11,680.29	584.01	12,264.30	110.38	12,153.92
7	12,153.92	607.70	12,761.62	114.85	12,646.77
8	12,646.77	632.34	13,279.11	119.51	13,159.60
9	13,159.60	657.98	13,817.58	124.36	13,693.22
10	13,693.22	684.66	14,377.88	129.40	14,248.48
Cumulative		$5,762.60		$1,514.12

AB Global Real Estate Investment Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$625.07	$9,853.68
2	9,853.68	492.68	10,346.36	205.89	10,140.47
3	10,140.47	507.02	10,647.49	211.89	10,435.60
4	10,435.60	521.78	10,957.38	218.05	10,739.33
5	10,739.33	536.97	11,276.30	224.40	11,051.90
6	11,051.90	552.60	11,604.50	230.93	11,373.57
7	11,373.57	568.68	11,942.25	237.65	11,704.60
8	11,704.60	585.23	12,289.83	244.57	12,045.26
9	12,045.26	602.26	12,647.52	251.69	12,395.83
10	12,395.83	619.79	13,015.62	259.01	12,756.61
Cumulative		$5,465.76		$2,709.15

AB International Value Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$548.66	$9,930.09
2	9,930.09	496.50	10,426.59	182.47	10,244.12
3	10,244.12	512.21	10,756.33	188.24	10,568.09
4	10,568.09	528.40	11,096.49	194.19	10,902.30
5	10,902.30	545.12	11,447.42	200.33	11,247.09
6	11,247.09	562.35	11,809.44	206.67	11,602.77
7	11,602.77	580.14	12,182.91	213.20	11,969.71
8	11,969.71	598.49	12,568.20	219.94	12,348.26
9	12,348.26	617.41	12,965.67	226.90	12,738.77
10	12,738.77	636.94	13,375.71	234.07	13,141.64
Cumulative		$5,556.31		$2,414.67

AB Core Opportunities Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$540.62	$9,938.13
2	9,938.13	496.91	10,435.04	122.09	10,312.95
3	10,312.95	515.65	10,828.60	126.69	10,701.91
4	10,701.91	535.10	11,237.01	131.47	11,105.54
5	11,105.54	555.28	11,660.82	136.43	11,524.39
6	11,524.39	576.22	12,100.61	141.58	11,959.03
7	11,959.03	597.95	12,556.98	146.92	12,410.06
8	12,410.06	620.50	13,030.56	152.46	12,878.10
9	12,878.10	643.91	13,522.01	158.21	13,363.80
10	13,363.80	668.19	14,031.99	164.17	13,867.82
Cumulative		$5,688.46		$1,820.64

AB Global Risk Allocation Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$567.76	$9,910.99
2	9,910.99	495.55	10,406.54	148.81	10,257.73
3	10,257.73	512.89	10,770.62	154.02	10,616.60
4	10,616.60	530.83	11,147.43	159.41	10,988.02
5	10,988.02	549.40	11,537.42	164.99	11,372.43
6	11,372.43	568.62	11,941.05	170.76	11,770.29
7	11,770.29	588.51	12,358.80	176.73	12,182.07
8	12,182.07	609.10	12,791.17	182.91	12,608.26
9	12,608.26	630.41	13,238.67	189.31	13,049.36
10	13,049.36	652.47	13,701.83	195.94	13,505.89
Cumulative		$5,616.53		$2,110.64

AB Small Cap Value Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$541.62	$9,937.13
2	9,937.13	496.86	10,433.99	122.08	10,311.91
3	10,311.91	515.60	10,827.51	126.68	10,700.83
4	10,700.83	535.04	11,235.87	131.46	11,104.41
5	11,104.41	555.22	11,659.63	136.42	11,523.21
6	11,523.21	576.16	12,099.37	141.56	11,957.81
7	11,957.81	597.89	12,555.70	146.90	12,408.80
8	12,408.80	620.44	13,029.24	152.44	12,876.80
9	12,876.80	643.84	13,520.64	158.19	13,362.45
10	13,362.45	668.12	14,030.57	164.16	13,866.41
Cumulative		$5,687.92		$1,821.51

AB All China Equity Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$575.81	$9,902.94
2	9,902.94	495.15	10,398.09	193.40	10,204.69
3	10,204.69	510.23	10,714.92	199.30	10,515.62
4	10,515.62	525.78	11,041.40	205.37	10,836.03
5	10,836.03	541.80	11,377.83	211.63	11,166.20
6	11,166.20	558.31	11,724.51	218.08	11,506.43
7	11,506.43	575.32	12,081.75	224.72	11,857.03
8	11,857.03	592.85	12,449.88	231.57	12,218.31
9	12,218.31	610.92	12,829.23	238.62	12,590.61
10	12,590.61	629.53	13,220.14	245.89	12,974.25
Cumulative		$5,518.64		$2,544.39

AB Mid Cap Value Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$70.35	$10,429.65
2	10,429.65	521.48	10,951.13	2,181.47	8,769.66
3	8,769.66	438.48	9,208.14	1,834.26	7,373.88
4	7,373.88	368.69	7,742.57	1,542.32	6,200.25
5	6,200.25	310.01	6,510.26	1,296.84	5,213.42
6	5,213.42	260.67	5,474.09	1,090.44	4,383.65
7	4,383.65	219.18	4,602.83	916.88	3,685.95
8	3,685.95	184.30	3,870.25	770.95	3,099.30
9	3,099.30	154.97	3,254.27	648.25	2,606.02
10	2,606.02	130.30	2,736.32	545.07	2,191.25
Cumulative		$3,088.08		$10,896.83

*

Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses before fee waiver as reflected under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus.

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

NOTE: Terms used by a financial intermediary in this Appendix do not necessarily have the same legal meaning as the same or similar terms used elsewhere in the Prospectus.

Waivers Specific to Merrill Lynch (“Merrill”)

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in the Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers on Available at Merrill Lynch

•

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the Fund as defined in the Prospectus (e.g., the Fund’s officers or trustees)

•

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoint discounts, as described in the Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Waivers Specific to Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided that (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in the Fund’s Prospectus or SAI.

•	Rights of accumulation (ROA), as described in the Fund’s Prospectus or SAI.

•	Letter of intent, as described in the Fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•

Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:

•	Redemptions due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus or SAI

•	Redemptions made in connection with a return of excess contributions from an IRA account

•	Shares purchased through a Right of Reinstatement (as defined above)

•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each Entity’s Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing a Fund’s shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•

Shares purchased from the proceeds of redemptions within the same fund family, provided that (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares Available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Prospectus

•

Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of Rights of Accumulation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Classes A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end sales charge* discounts available at Janney: breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Fund’s Prospectus

•

Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

*	Also, referred to as an “initial sales charge”

Waivers Specific to Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus

CDSC Waivers on Classes A and C Shares Available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 24, 2025, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of AB Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of AB Mutual Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.

•

The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover amount fees, and reinvestments from non-mutual fund products.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•	Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•

Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund

Waivers Specific to Baird

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•

Shares purchased from the proceeds of redemptions from another AB Mutual Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Classes A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in the Prospectus

•

Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AB Mutual Fund assets held by accounts within the purchaser’s household at Baird. Eligible AB Mutual Fund assets not held at Baird may be included in the Rights of Accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AB Mutual Funds through Baird, over a 13-month period of time

Waiver Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 31, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

Waiver Specific to U.S. Bancorp Investments, Inc.

Effective September 30, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (“USBI”) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares available at USBI

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy

Waivers Specific to J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•

Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy

•

Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts

•	Shares purchased through rights of reinstatement

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC

Class C to Class A share conversion

•

A shareholder in the Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares acquired through a right of reinstatement

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the Prospectus

•

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable)

For more information about the Funds, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND FORM N-CSR FILINGS

The Funds’ annual and semi-annual reports to shareholders and filings on Form N-CSR contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In the Funds’ filings on Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI and the independent registered public accounting firms’ reports and financial statements in each Fund’s Form  N-CSR for its most recent fiscal year are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, the SAI or other information such as Fund financial statements, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

On the Internet:	www.abfunds.com

You may also view reports and other information about the Funds, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
AB Large Cap Value Fund	811-10221
AB Discovery Value Fund	811-10221
AB Relative Value Fund	811-00126
AB Equity Income Fund	811-07916
AB Global Real Estate Investment Fund	811-07707
AB International Value Fund	811-10221
AB Core Opportunities Fund	811-09687
AB Global Risk Allocation Fund	811-00134
AB Small Cap Value Portfolio	811-01716
AB All China Equity Portfolio	811-01716
AB Mid Cap Value Portfolio	811-01716

PRO-0103-0225